As filed with the Securities and Exchange Commission on April 26, 2000

                                        1933 Act Registration No. 333-35587


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 5

                                    FORM S-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                              (Exact Name of Trust)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)



                               Name and Address of
                               Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008
                      Internet: mike.huss@mutualofomaha.com


                 Flexible Premium Variable Life Insurance Policy
                     (Title of securities being registered)


It is proposed that this filing will become effective (check appropriate box):

    [ ]  Immediately  upon filing  pursuant to  paragraph  (b).
    |X| On May 1, 2000 pursuant to  paragraph  (b).
    [ ] 60 days after  filing  pursuant to  paragraph (a)(1).
    [ ] On [date] pursuant to paragraph (a)(i) of Rule 485.

    If appropriate, check the following box:
        |X| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        [ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                                     ------

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                       Registration Statement on Form S-6
                              Cross-Reference Sheet


 Form N-8B-2
 Item No.         Caption in Prospectus

 1                Cover Page
 2                Cover Page
 3                Inapplicable
 4                Policy Distributions
 5                About Us
 6                Variable Investment Options
 9                Inapplicable
 10(a)            Policy Application and Issuance
 10(b)            Policy Distributions
 10(c), (d), (e) Policy Distributions; Lapse and Grace Period; Reinstatement 10(f), (g), (h) Voting Rights; Tax Matters
 10(i)            Important Policy Provisions
 11               Variable Investment Options
 12               Variable Investment Options; Policy Distributions
 13               Expenses; Tax Matters; Policy Distributions; Appendix A
 14               Policy Application and Issuance
 15               Policy Application and Issuance
 16               Variable Investment Options
 17               Captions referenced under Items 10(c), (d), (e) and (i) above
 18               Variable Investment Options
 19               Reports to You; Voting Rights; Policy Distributions
 20               Captions referenced under Items 6 and 10(g) above
 21               Policy Loans
 22               Inapplicable
 23               Policy Distributions
 24               Important Policy Provisions
 25               About Us
 26               Policy Distributions
 27               About Us
 28               Our Management
 29               About Us
 30               Inapplicable
 31               Inapplicable
 32               Inapplicable
 33               Inapplicable
 34               Inapplicable
 35               About Us
 36               Inapplicable
 37               Inapplicable
 38               Policy Distributions
 39               Policy Distributions
 40               Inapplicable
 41(a)            Policy Distributions
 42               Inapplicable
 43               Inapplicable
 44(a)            Variable Investment Options; Policy Application and Issuance
 44(b)            Expenses; Policy Distributions
 44(c)            Expenses
 45               Inapplicable
 46               Variable  Investment  Options; Captions referenced under Items
                  10(c), (d), and (e) above
 47               Inapplicable
 48               About Us
 49               Inapplicable
 50               Variable Investment Options
 51               Cover  Page,   Introduction   and  Summary,   Important Policy
                  Provisions, Tax Matters, Policy Distributions
 52               Tax Matters
 53               Tax Matters
 54               Inapplicable
 55               Inapplicable
 59               Financial Statements

UNITED OF OMAHA
A MUTUAL OF OMAHA COMPANY LOGO                         PROSPECTUS:  May 1, 2000

                                                            ULTRA VARIABLE LIFE
                                                    Individual Flexible Premium
                                              Variable Universal Life Insurance



    This Prospectus describes ULTRA VARIABLE LIFE, a variable universal life insurance policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. The minimum specified amount of insurance coverage is $100,000.


                                                   The Policy  includes 30 variable  options  (where you
    The   investment    portfolios    offered      have the investment risk) with investment  portfolios
    through  the  Policy  may have names that      from:
    are  nearly  the same or  similar  to the
    names of retail  mutual  funds.  However,      THE ALGER AMERICAN FUND
    these  investment  portfolios are not the      DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    same as those retail mutual  funds,  even      FEDERATED'S INSURANCE SERIES
    though  they have  similar  names and may      FIDELITY'S  VARIABLE INSURANCE PRODUCTS FUNDS
    have  similar   characteristics  and  the      AND VARIABLE INSURANCE PRODUCTS FUND II
    same     managers.     The     investment      MFS VARIABLE INSURANCE TRUST
    performance    of    these     investment      MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS
    portfolios is not necessarily  related to      PIONEER VARIABLE CONTRACTS TRUST
    the  performance  of  the  retail  mutual      SCUDDER VARIABLE LIFE INVESTMENT FUND
    funds.  The  investment   portfolios  are      T. ROWE PRICE  EQUITY  SERIES,  FIXED  INCOME
    described in separate  prospectuses  that      SERIES AND INTERNATIONAL SERIES
    accompany this Prospectus.
                                                   and two fixed rate options  (where we have the
                                                   investment risk).


    The variable options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account B. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE OPTIONS THAT YOU CHOOSE. THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE FOR ANY AMOUNTS YOU ALLOCATE TO THE VARIABLE OPTIONS. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

    Please Read This Prospectus  Carefully.  It
    provides  information  you should  consider
    before  investing  in a  Policy.  Keep this
    Prospectus  and  the  prospectuses  for the
    investment     portfolios     for    future
    reference.
                                 The   Securities   and   Exchange   Commission
                             ("SEC") maintains an internet web site (HTTP://WWW.SEC.GOV) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).


           THE SEC DOES NOT PASS UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND HAS NOT APPROVED OR DISAPPROVED THE POLICY.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

o       ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL
o       ARE NOT BANK DEPOSITS
o       ARE NOT GOVERNMENT INSURED
o       ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
o       MAY NOT ACHIEVE THEIR GOALS


UNITED OF OMAHA, Variable Product Services, P. O. Box 8430, Omaha, Nebraska 68103-0430 1-800-238-9354

--------------------------------------------------------------------------------
CONTENTS

--------------------------------------------------------------------------------

                                                                      PAGE(S)
            ---------------------------------------------------------- --------
            DEFINITIONS                                                   3
            ---------------------------------------------------------- --------
            INTRODUCTION AND SUMMARY                                     4-8
                Comparison to Other Policies and Investments
                How the Policy Operates
            ---------------------------------------------------------- --------
            ABOUT US                                                      9
            ---------------------------------------------------------- --------
            INVESTMENT OPTIONS                                          9-16
                Variable Investment Options
                Fixed Rate Options
                Transfers
                Dollar Cost Averaging
                STEP Program
                Asset Allocation Program
                Rebalancing Program
            ---------------------------------------------------------- --------
            IMPORTANT POLICY PROVISIONS                                 17-22
            ---------------------------------------------------------- --------
                Policy Application and
                   Issuance                    Telephone Transactions
                Accumulation Value             Reinstatement
                Lapse and Grace Period         Maturity Date
                Paid-Up Life Insurance         Coverage Beyond
                Misstatement of Age or         Maturity
                Sex                            Delay of Payments
                Suicide                        Minor Owner or
                Incontestability                  Beneficiary
            ------------------------------ --------------------------- --------
             EXPENSES                                                    23-25
            ---------------------------------------------------------- --------
                Deductions from Premium        Surrender Charge
                Monthly Deduction              Series Fund Charges
                Transfer Charge
            ------------------------------ --------------------------- --------
             POLICY DISTRIBUTIONS                                        26-30
                Policy Loans                   Death Benefit
                Surrender                      Payment of Proceeds
                Partial Withdrawals
             ------------------------------ --------------------------- --------
            FEDERAL TAX MATTERS                                         31-33
                Life Insurance                 Other Policy Owner
                  Qualification                  Tax Matters
                Tax Treatment of Loans
                  and Other Distributions
            ------------------------------ --------------------------- --------
            MISCELLANEOUS                                               34-35
                Our Management                 Legal Proceedings
                Distribution of the            Independent Auditors
                Policies                       Reports to You
                Voting Rights                  Do You Have Questions?
                Distribution of Materials
                State Regulation
            ------------------------------ --------------------------- --------
            ILLUSTRATIONS                                               36-48
            ---------------------------------------------------------- --------
            FINANCIAL STATEMENTS                                        49-86
            ---------------------------------------------------------- --------

-----------------------------------------------------------
DEFINITIONS


ACCUMULATION VALUE is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed investment options).

ALLOCATION DATE is the first Business Day following the completion of your "right to examine period" .

BENEFICIARY is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

MONTHLY DEDUCTION is a monthly charge which includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

NET AMOUNT AT RISK means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

NO LAPSE PERIOD is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

OWNER is you --- the person(s) who may exercise all rights and privileges under the Policy.

POLICY is the Ultra Variable Life Policy, a flexible premium variable universal life policy offered by us through this Prospectus.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of the Policy.

SERIES FUNDS are diversified, open-end investment management companies in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US, WE, OUR, UNITED OF OMAHA is United of Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account B, a separate account maintained by us.

WRITTEN NOTICE is written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.


-----------------------------------------------------------

        THIS PROSPECTUS MAY ONLY BE USED TO OFFER THE POLICY WHERE THE POLICY MAY LAWFULLY BE SOLD. NO ONE IS AUTHORIZED TO GIVE INFORMATION OR MAKE REPRESENTATIONS ABOUT THE POLICY THAT ISN'T IN THE PROSPECTUS; IF ANYONE DOES SO, YOU SHOULD NOT RELY UPON IT AS BEING ACCURATE OR ADEQUATE.


        THIS  PROSPECTUS   GENERALLY  DESCRIBES  ONLY  THE  VARIABLE  INVESTMENT
OPTIONS, EXCEPT WHEN THE FIXED RATE OPTIONS ARE SPECIFICALLY MENTIONED.

-----------------------------------------------------------
INTRODUCTION AND SUMMARY

    THIS INTRODUCTION AND SUMMARY BRIEFLY NOTES SOME OF THE IMPORTANT THINGS ABOUT THE POLICY, BUT IT IS NOT A COMPLETE DESCRIPTION OF THE POLICY. THE REST OF THIS PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, AND YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY.

    The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable universal life insurance policy issued by United of Omaha Life Insurance Company. The Policy pays a death benefit upon the insured's death, and a Cash Surrender Value is available if you surrender the Policy. The insured person cannot be over 90 when we issue the Policy. You have flexibility under the Policy; within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. The minimum initial premium is the amount necessary to purchase $100,000 of insurance coverage.
    The Policy is a variable universal life Policy, which means that you can allocate your premium to up to 30 different variable investment options, where you can gain or lose money on your investment. You may also allocate your premiums to up to two fixed rate options, where we guarantee you will earn a fixed rate of interest. The death benefit can also vary up or down as a result of that investment experience. However, the death benefit will not be less than the current specified amount of insurance coverage less any outstanding Policy loans and unpaid loan interest.
    There is no guaranteed minimum Accumulation Value. Regardless of whether you pay the planned premiums, the Policy could lapse if the Accumulation Value is not sufficient to pay the Monthly Deduction. However, the Policy will not lapse during the No-Lapse Period, if you pay the required premium.
    The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You may transfer your Accumulation Value among the Subaccounts and between the Subaccounts and the fixed rate options, subject to certain restrictions (in particular, restrictions on transfers out of the fixed rate options).
    You can surrender the Policy completely, make a partial cash withdrawal, and take out a Policy loan, subject to certain restrictions. However, surrenders, withdrawals and loans may be taxable and subject to a penalty tax.

    BUYING  THE  POLICY  MIGHT  NOT BE A GOOD  WAY OF  REPLACING  EXISTING  LIFE
INSURANCE, ESPECIALLY IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

o       COMPARISON TO OTHER POLICIES AND INVESTMENTS

                                A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models.

    The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.
    COMPARED TO OTHER LIFE INSURANCE POLICIES. In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.
    COMPARED TO MUTUAL FUNDS. The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have the same investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

o   The Policy provides a death benefit based on the life of the insured.
o The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period.
o Insurance-related charges not associated with mutual fund investments are deducted from the values of the Policy.
o We, not you, own the shares of the underlying investment portfolios. You have interests in our Subaccounts that invest in the investment portfolios that you select.

o Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
o Premiums paid are held in the Federated Prime Money Fund II portfolio until the end of any "right to examine period" required by state law plus five Business Days.
o Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.
o Transfers from one underlying investment portfolio to another are accomplished without tax liability.
o Premature withdrawals may be subject to a 10% federal tax penalty. Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
o The Policy might be a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on withdrawals before age 59 1/2; (b) withdrawals would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as withdrawals.
o Most states grant you a time period to review your policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

o    HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.


          ----------------------------------------------------------------
                                POLICY FLOW CHART
          ----------------------------------------------------------------
                                      PREMIUM
          o The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).
          o   Additional  premium payments may be required pursuant to
              a planned premium schedule. Payments in addition to planned premiums may be made, within limits.
          o Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from lapsing, except in some circumstances during the No-Lapse Period.
          ----------------------------------------------------------------



        ------------------------------------------------------------------
                DEDUCTIONS  BEFORE  ALLOCATING  PREMIUM Premium
                   Charges per premium payment:
        o       3.75% of each  premium  for state and  federal
                tax  expenses  (which may be more or less than
                the  actual  amount of  federal  and state tax
                expense that we are required to pay).
        o       $2 from each premium for premium processing expenses.
        ------------------------------------------------------------------



   -----------------------------------------------------------------------------
                              INVESTMENT OF PREMIUM
   o You direct the allocation of all net premiums among the 30 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
 -------------------------------------------------------------------------------



   ---------------------------------------------------------------------------
                          CHARGES DEDUCTED FROM ASSETS

   o We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:
   - 0.70% for mortality and expense risk charge during Policy Years 1 - 10; 0.25% after Policy Year 10. The mortality and risk charge after Policy Year 10 will never exceed the guaranteed maximum charge of 0.55%.
   -   $7 administrative charge.
   -   A cost of insurance charge (based on the Net Amount at Risk).
   -   Rider charges (if any).
   o $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free).
   o Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio as described below.
   -----------------------------------------------------------------------------

      --------------------------------------------------------------------------
                               ACCUMULATION VALUE

      Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect your Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer accounts, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
      o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
      o Accumulation Value can be transferred among the Subaccounts and the fixed account. Policy loans reduce the amount available for allocations and transfers.
      o Dollar cost averaging and asset allocation and rebalancing programs are available.
      o Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
      -------------------------------------------------------------------------


---------------------------------------------------------------- -----------------------------------------
               ACCUMULATION VALUE BENEFITS                                      DEATH BENEFIT

o       After the first  Policy Year (at any time in  Indiana),  o   Received   income  tax  free  to
    you  can  take  loans  for  amounts  up  to  100%  of  Cash      Beneficiary.
    Surrender  Value  (less  loan  interest  to the  end of the  o   Available  as lump  sum or under
    Policy Year and a sufficient  Monthly Deduction to keep the      a    variety     of    payout
    Policy  in force for at least  one  month) at a net  annual      options.
    interest rate charge of 2%.                                  o   Two death  benefit  options  are
o       Preferred  loans are  available  beginning  in the 10th      available:
    Policy  Year and later with a net  interest  rate charge of      (1)    greater   of   (a)    current
    0%.  All loans  become  preferred  loans  beginning  in the      specified     amount;     or     (b)
    10th Policy Year.                                                Accumulation  Value  on the  date of
o       You can  surrender  the  Policy in full at any time for      death plus a corridor amount; or
    its  Cash  Surrender   Value,   or  withdraw  part  of  the      (2)  Accumulation   Value  plus  the
    Accumulation   Value  (after  the  first  Policy  Year).  A      greater    of   (a)   the    current
    surrender  charge  based upon issue age,  sex,  risk class,      specified  amount, or (b) a corridor
    and the amount of time you have had your Policy,  may apply      amount.
    to any  surrender or reduction in the  specified  amount of  o   Flexibility   to  change   death
    insurance  coverage  for the  first 12  Policy  Years.  The      benefit option and specified  amount
    highest  aggregate  surrender charge is $53 for each $1,000      of insurance coverage.
    of specified  amount of insurance  coverage.  Taxes and tax  o   Rider benefits are available.
    penalties may also apply to withdrawals.
o       If the Policy is a modified  endowment  contract,  then  Death benefit  proceeds paid are reduced
    Policy  loans  will  be  treated  as  withdrawals  for  tax  by any Policy  loan  balance  and unpaid
    purposes.                                                    loan interest.
o       Fixed and variable payout options are available.

---------------------------------------------------------------- -----------------------------------------


o       SERIES FUND CHARGES

    Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. Here is a table of portfolio annual expenses:


Series Fund Annual Expenses/1                                                         Total Portfolio
(as a percentage of average net assets)             Management     Other Expenses    Annual Expenses
                                                       Fees            ( after      (after fee waiver
Portfolio:                                          (after fee         expense         and expense
                                                    waiver)(a)     reimbursement)(a)reimbursement)(a)
================================================= ================ ================ ===================
Alger American Growth                                  0.75%            0.04%             0.79%
Alger American Small Capitalization                    0.85%            0.05%             0.90%
Deutsche VIT EAFE Equity Index Fund       (a)          0.26%            0.39%             0.65%
Deutsche VIT Small Cap Equity Index Fund  (a)          0.13%            0.32%             0.45%
Federated Prime Money Fund II             (a)          0.50%            0.23%             0.73%
Federated Fund for U.S. Government
Securities II                             (a)          0.60%            0.18%             0.78%
Fidelity VIP II Asset Manager             (a)          0.58%            0.12%             0.70%
Fidelity VIP II Contrafund                (a)          0.58%            0.07%             0.65%
Fidelity VIP Equity Income                (a)          0.48%            0.08%             0.56%
Fidelity VIP II Index 500                 (a)          0.24%            0.04%             0.28%
MFS Capital Opportunities Series          (a)          0.75%            0.16%             0.91%
MFS Emerging Growth Series                             0.75%            0.09%             0.84%
MFS Global Governments Series             (a)          0.75%            0.16%             0.91%
MFS High Income Series                    (a)          0.75%            0.16%             0.91%
MFS Research Series                                    0.75%            0.11%             0.86%
MSDW Emerging Markets Equity              (a)          0.42%            1.37%             1.79%
MSDW Fixed Income                         (a)          0.14%            0.56%             0.70%
Pioneer Equity-Income                                  0.64%            0.06%             0.70%
Pioneer Growth Shares                                  0.65%            0.11%             0.76%
Pioneer Fund                                           0.63%            0.07%             0.70%
Pioneer Midcap Value Fund                              0.65%            0.11%             0.76%
Pioneer Real Estate Growth                (a)          1.00%            0.14%             1.14%
Scudder VLIF Global Discovery        (b), (d)          0.98%            0.90%             1.88%
Scudder VLIF Growth and Income            (b)          0.48%            0.32%             0.80%
Scudder VLIF International                             0.85%            0.18%             1.03%
T. Rowe Price Equity Income               (c)          0.00%            0.85%             0.85%
T. Rowe Price International Stock         (c)          0.00%            1.05%             1.05%
T. Rowe Price Limited Term Bond           (c)          0.00%            0.70%             0.70%
T. Rowe Price New America Growth          (c)          0.00%            0.85%             0.85%
T. Rowe Price Personal Strategy Balanced  (c)          0.00%            0.90%             0.90%
-------------------------------------------------------------------------------------------------------

(a) Without fee waiver or expense  reimbursement  limits,  the  following  funds would have had the charges set forth below:
                                                                                     TOTAL PORTFOLIO
          PORTFOLIO                               MANAGEMENT FEES   OTHER EXPENSES   ANNUAL EXPENSES
          -------------------------------------- ------------------ --------------- -------------------
          Deutsche VIT EAFE Equity Index Fund          0.45%            0.69%             1.l5%
          Deutsche VIT Small Cap Equity Index
              Fund                                     0.35%            0.83%             1.18%
          Federated Prime Money Fund II                0.50%            0.48%             0.98%
          Federated Fund for U.S. Government
              Securities II                            0.60%            0.43%             1.03%
          Fidelity VIP II Asset Manager                0.58%            0.13%             0.71%
          Fidelity VIP II Contrafund                   0.58%            0.09%             0.67%
          Fidelity VIP Equity Income                   0.48%            0.09%             0.57%
          Fidelity VIP II Index 500                    0.24%            0.10%             0.34%
          MFS Capital Opportunities                    0.75%            0.27%             1.02%
          MFS Global Governments                       0.75%            0.30%             1.05%
          MFS High Income                              0.75%            0.22%             0.97%
          MSDW Emerging Markets Equity                 1.25%            1.37%             2.62%
          MSDW Fixed Income                            0.40%            0.56%             0.96%
          Pioneer Real Estate Growth                   1.00%            0.30%             1.30%

          -------------------------------------- ------------------ --------------- -------------------
(b)  Other  Expenses   include  a  0.25%  12b-1  fee  assessed  for  payment  of
distribution administration expenses.
(c) T. Rowe Price Funds do not itemize management fees and other expenses.
(d) Effective May 1, 2000, Scudder Kemper Investments has agreed to waive all or a portion of its management  fees to limit the expenses of the Global  Discovery
Portfolio to 1.50% of the portfolio's  average daily net assets.  These expenses
will    remain    in    effect     until    at    least    April    30,    2001.
-------------------------------------------------------------------------------------------------------

--------
/1 The fee and expense data regarding each Series Fund, which are fees and expenses for 1999, was provided to United of Omaha by the respective Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

The ILLUSTRATIONS section at the end of this Prospectus has tables demonstrating how the Policy operates, given the Policy's expenses and several assumed rates of return. These tables may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon your specific situation.

                   FOR POLICIES ISSUED IN THE STATE OF FLORIDA

THIS  NOTICE IS TO  REMIND  YOU OF  RIGHTS  PROVIDED  BY  FLORIDA  LAW,  CHAPTER
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

If you would like to take advantage of this feature, please contact Variable Products Services area at 1-800-238-9354.

                 For more detailed information about the Policy,
             please read the rest of this Prospectus and the Policy.

-----------------------------------------------------------
ABOUT US
    We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provide life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running MUTUAL OF OMAHA'S WILD KINGDOM television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia. As of December 31, 1999, United of Omaha had assets of over $10 billion.
    We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

-----------------------------------------------------------
INVESTMENT OPTIONS


                                The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.

        We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

        You can choose among 30 variable investment options and two-fixed rate options.


o       VARIABLE INVESTMENT OPTIONS

                                The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.
                                For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.

        With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

        The Variable Account, United of Omaha Separate Account B, provides you with 30 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the portfolios that you select.


------------------- ---------------------------------------------------- ------------------------------------
                                Variable Investment Options
      Asset              Under United of Omaha Separate Account B                     Objective
    Category *                   (Series Fund - Portfolio)
------------------- -----------------------------------------------------------------------------------------
                                                          Investments
-------------------- ---------------------------------------------------- ------------------------------------
                    MFS Variable Insurance Trust -
                    MFS EMERGING GROWTH SERIES PORTFOLIO (5)             Long-term capital appreciation.

AGGRESSIVE
GROWTH
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of emerging growth companies.
------------------- -----------------------------------------------------------------------------------------
                    Alger American Fund -
                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (1)    Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of small capitalization companies.
------------------- -----------------------------------------------------------------------------------------
                    Deutsche Asset Management VIT Funds -
                    DEUTSCHE   VIT  SMALL   CAP   EQUITY   INDEX   FUND  Long-term capital appreciation.
                    Portfolio(12)
------------------- -----------------------------------------------------------------------------------------
                               Common stock of small capitalization companies.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                   Long-term capital appreciation
REAL ESTATE         PIONEER REAL ESTATE GROWTH PORTFOLIO (8)             with current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Real estate  investment  trusts (REITs) and other
                               real estate industry companies.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price International Series, Inc. -
                    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (10)     Long-term capital appreciation.

INTERNATIONAL
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Scudder Variable Life Investment Fund -
                    SCUDDER VLIF INTERNATIONAL PORTFOLIO (9)             Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Scudder Variable Life Investment Fund -
                    SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO (9)          Long-term capital appreciation.
------------------- -----------------------------------------------------------------------------------------
                               Common stock of small U.S. and non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Morgan Stanley Dean Witter Universal Funds, Inc. -
                    MSDW EMERGING MARKETS EQUITY PORTFOLIO (6)           Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Equity  securities of growth companies located in
                               "emerging"  foreign  countries  (countries  whose
                               economies are less economically mature than those
                               of developed nations).
------------------- -----------------------------------------------------------------------------------------
                    Deutsche Asset Management VIT Funds -                Long-term capital appreciation.
                    DEUTSCHE VIT EAFE EQUITY INDEX FUND PORTFOLIO(12)
------------------- -----------------------------------------------------------------------------------------
                               Common stock of non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -
BOND -              MFS HIGH INCOME SERIES PORTFOLIO (5)                 High current income.
HIGH YIELD
------------------- ---------------------------------------------------- ------------------------------------
                               High  yield,   lower-rated  bonds  or  comparable
                               unrated securities.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -
                    T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO (11)      Long-term capital appreciation.
GROWTH
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of U.S. growth companies.

                                       10

------------------- ---------------------------------------------------- ------------------------------------
                                Variable Investment Options
      Asset              Under United of Omaha Separate Account B                     Objective
    Category *                   (Series Fund - Portfolio)
  ------------------ -----------------------------------------------------------------------------------------
                                                          Investments
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                        Long-term capital appreciation
                    MFS RESEARCH SERIES PORTFOLIO (5)                     and future income.
------------------- ---------------------------------------------------- ------------------------------------
                               Common   stock  or   comparable   securities   of
                               companies expected to possess better-than-average
                               prospects for long-term growth.
------------------- -----------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund II -
                    FIDELITY VIP II CONTRAFUND PORTFOLIO (3)             Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of companies,  foreign and domestic,
                               which the fund  manager  believes  are  currently
                               undervalued.
------------------- -----------------------------------------------------------------------------------------
                    Alger American Fund -
                    ALGER AMERICAN GROWTH PORTFOLIO (1)                  Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Equity  securities of companies with total market
                               capitalization of $1 billion or more.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -
                    PIONEER MIDCAP VALUE FUND PORTFOLIO (8)              Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Securities of mid-size companies,  which the fund
                               manager believes are currently undervalued.
------------------- ---------------------------------------------------- ------------------------------------
                    MFS Variable Insurance Trust -
                    MFS CAPITAL OPPORTUNITIES SERIES PORTFOLIO (5)       Capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common  stock and related  securities  of foreign
                               and domestic companies.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                   Capital appreciation.
                    PIONEER GROWTH SHARES PORTFOLIO(8)
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock and equity securities of U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Fidelity  Variable  Insurance  Products  Fund  II -  Capital appreciation
                    FIDELITY VIP II INDEX 500  PORTFOLIO  (3)            with current income.
GROWTH &
INCOME
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of companies  that  comprise the S&P
                               500 index.
------------------- -----------------------------------------------------------------------------------------
                    Scudder  Variable Life Investment  Fund -            Long-term  capital appreciation
                    SCUDDER VLIF GROWTH AND INCOME  PORTFOLIO  (9)       with current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Common  and  preferred   stock,   and  securities
                               convertible  into common stock, of companies that
                               offer  the   prospect  for  growth  while  paying
                               current dividends.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -
                    PIONEER FUND PORTFOLIO(8)                            Current income and
                                                                         capital appreciation.
------------------- -----------------------------------------------------------------------------------------
                               Equity securities, primarily of U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -                  Dividend income and long-term
                    T. ROWE PRICE EQUITY INCOME PORTFOLIO (11)           capital appreciation.
EQUITY
INCOME
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of  established  companies  that pay
                               dividends.
------------------- -----------------------------------------------------------------------------------------
                    Fidelity Variable  Insurance Products Fund -         Dividend income and  capital
                    FIDELITY  VIP  EQUITY  INCOME  PORTFOLIO  (3)        appreciation surpassing
                                                                         the S&P 500 average.
------------------- ---------------------------------------------------- ------------------------------------
                               Securities of established  companies that produce
                               income and capital appreciation.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer  Variable  Contracts  Trust  -               Current  income  and  long-term
                    PIONEER   EQUITY-INCOME   PORTFOLIO(8)               capital appreciation.
------------------- -----------------------------------------------------------------------------------------
                                Income producing equity securities of U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc.
                    T. ROWE PRICE PERSONAL STRATEGY BALANCED             Capital appreciation and income.
BALANCED            PORTFOLIO(11)
------------------- ---------------------------------------------------- ------------------------------------
                               Diversified  portfolio of stock,  bonds and money
                               market securities.
------------------- -----------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund II -
                    FIDELITY VIP II ASSET  MANAGER  PORTFOLIO  (3, 4)    High total return.
------------------- ---------------------------------------------------- ------------------------------------
                               Diversified  portfolio  of  domestic  and foreign
                               stock,   bonds,   short-term   and  money  market
                               securities.
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -
BOND -              MFS GLOBAL GOVERNMENTS SERIES PORTFOLIO (5)          Income and capital appreciation.
INTERNATIONAL
------------------- ---------------------------------------------------- ------------------------------------
                               Foreign and U.S. government bonds or other debt securities.
------------------- -----------------------------------------------------------------------------------------
                    Federated Insurance Series -
                    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II     Current income.
                    PORTFOLIO(2)
BOND -
DOMESTIC
------------------- -----------------------------------------------------------------------------------------
                               U.S. government securities.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Fixed Income Series, Inc. -
                    T. ROWE PRICE LIMITED TERM BOND PORTFOLIO (11)       Current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Short-  and  intermediate-term  investment  grade
                               debt securities.
------------------- -----------------------------------------------------------------------------------------
                    Morgan Stanley Dean Witter Universal Funds, Inc. -
                    MSDW FIXED INCOME PORTFOLIO (7)                      Current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Diversified portfolio of fixed income securities.
------------------- ---------------------------------------------------- ------------------------------------
                    Federated Insurance Series -                         Current income.
MONEY MARKET        FEDERATED PRIME MONEY FUND II PORTFOLIO (2)
------------------- -----------------------------------------------------------------------------------------
                               High quality fixed income securities  maturing in
                               13 months or less.
------------------- -----------------------------------------------------------------------------------------

(*) Asset category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure that any portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE SERIES
FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

                                We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies, a description of risks involved in investing in each of the portfolios, and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.


INVESTMENT ADVISERS OF THE SERIES FUNDS:
        (1)    Fred Alger Management, Inc.
        (2)    Federated Investment Management Company.
        (3)    Fidelity Management & Research Company.
        (4)    Fidelity   Management  &  Research  (U.K.)  Inc.,  and  Fidelity
               Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
        (5)    Massachusetts Financial Services Company.
        (6)    Morgan Stanley Dean Witter Investment Management Inc.
        (7)    Miller Anderson & Sherrerd, LLP.
        (8)    Pioneer Investment Management, Inc.
        (9)    Scudder Kemper Investments, Inc.
        (10) Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert
               Fleming Holdings Limited.
        (11)   T. Rowe Price Associates, Inc.
        (12)   Bankers Trust Company.

    The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the Series Funds.

    Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Funds which accompany this Prospectus.

    We may receive revenues from the investment portfolios or their investment advisers. These revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

    The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus.

o       ADDING, DELETING, OR SUBSTITUTING VARIABLE OPTIONS

    We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and to substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.
    New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II portfolio.
    If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

o       FIXED RATE OPTIONS

                                The actual net effective minimum interest rate, after deduction of the mortality and expense risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.7% per year for the first ten Policy Years and -0.55% per year thereafter).

    There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for policies issued in Maryland). We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.0% per year (or more than 0.0% in Maryland) for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed investment options, see the Policy.

o       SYSTEMATIC TRANSFER ACCOUNT (MAY NOT BE AVAILABLE IN ALL STATES)

                                All amounts allocated to the fixed rate options become part of the general account assets of
                                United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff have not reviewed the fixed account disclosures in this Prospectus.

    The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. No additional funds may be allocated to a systematic transfer account after you purchase the Policy (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange).
    Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 12 months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer account may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.

o       FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNT

                                We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.


    The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

    We have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. However, once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will be not be less than:

        (i) the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, plus
        (ii)    interest at the guaranteed minimum interest rate, plus
        (iii) excess interest (if any) credited to amounts in the fixed account or systematic transfer account, less
        (iv) that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less
        (v) any premium taxes or other taxes allocable to the fixed account or systematic transfer account, and less
        (vi) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a loan account.

o       TRANSFERS

    The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period, you may transfer Policy value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

    TRANSFER RULES:
o We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
o The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
o The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. We will allow no more than 24 transfers in any Policy Year. This fee is deducted from the amount transferred.
o   A transfer from the fixed account:
-   may be made only once each Policy Year;
-   is free;
-   may be delayed up to six months (30 days in West Virginia)
-   does not count toward the 12 free transfer limit; and
- is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
o We reserve the right to limit transfers, or to modify transfer privileges and we reserve the right to change the transfer rules at any time.
o If the Accumulation Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime Money Fund II portfolio.
o Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
o If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.

    THIRD-PARTY TRANSFERS. Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. Third-party transfers are subject to the same rules as all other transfers.

o       DOLLAR COST AVERAGING


                                The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.


    Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

   DOLLAR COST AVERAGING RULES:
o  The dollar cost averaging program is free.
o We must receive notice of your election and any changed instruction --- either Written Notice or an authorized telephone transaction.
o  Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
o There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
o Amount of each transfer must be at least $100, and must be $50 per Subaccount.
o If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
o Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or the fixed account is less than $500.

o   SYSTEMATIC TRANSFER ENROLLMENT
    PROGRAM ("STEP PROGRAM")

                                You  cannot  transfer   amounts  from  the  STEP
                                account to the fixed account.


     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any other Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 12-month period. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the fixed account.)

     STEP PROGRAM RULES:
o   The STEP program is free.
o   Can only be selected on the initial application.
o Must have at least $5,000 in the systematic transfer account to begin the program.
o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
o   Transfers must be at least $50 per Subaccount.
o No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange.
o Upon receipt of funds by Section 1035 exchange, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
o   Cannot begin before the end of the Policy's "right to examine" period.
o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
o   No transfers may be made into the systematic transfer account.
o All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
o The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

o    ASSET ALLOCATION PROGRAM

                                The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal

    The asset allocation program allows you to allocate premiums and Policy value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in this program.

    ASSET ALLOCATION PROGRAM RULES:
o   The asset allocation program is free.
o You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
o Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.
o You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
o   Asset allocation  and STEP programs cannot run at the same time.
o The asset allocation program will automatically rebalance your Accumulation Value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your Accumulation Value will be rebalanced to the then-current version of the model in effect.
o The Series Funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the funds in that model, unless you provide us with changed instructions.

The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

---------------------------------------------------------------------------------------------------------
                                        ASSET ALLOCATION MODELS
                                          CURRENT ALLOCATIONS*
------------------------------------ ------------- ------------- ----------- -------------- ------------
             Portfolio                Principal     Portfolio    Income         Capital       Equity
                                      Conserver     Protector     Builder     Accumulator    Maximizer
                                     (conservative)(moderately   (moderate)   (moderately   (aggressive)
                                                   conservative)              aggressive)
                                          %             %            %             %             %
------------------------------------ ------------- ------------- ----------- -------------- ------------
MFS Emerging Growth Series                                                         3             5
Alger American Small Capitalization                                                5            10
Deutsche Small Cap Equity Index                         3            4             6             7
VIT Fund
Pioneer Real Estate Growth                                           4             5             6
T. Rowe Price International Stock                       6            7            12
Scudder VLIF International                                                                      15
Deutsche EAFE Equity Index VIT Fund       5             7            9             9            10
MFS High Income Series                    5             5            5
T. Rowe Price New America Growth                                     5             7             9
MFS Capital Opportunities Series          4             8            10           10             9
Fidelity VIP II Index 500                 5             10           10           11            12
Fidelity VIP Equity Income                                           5             9            11
Pioneer Equity Income                     7             10           10            8             6
MFS Global Governments Series             5             6            6
T. Rowe Price Limited Term Bond           43            32           20           15
MSDW Fixed Income                         6
Federated Prime Money Fund II             20            13           5
--------------------------------------------------------------------------------------------------------

* WE RETAIN THE RIGHT TO CHANGE  ALLOCATION  MODEL  ALLOCATIONS OR TO SUBSTITUTE
PORTFOLIO  OPTIONS  THEREIN IN FUTURE  PROSPECTUSES.  AMOUNTS YOU  ALLOCATE TO A
MODEL  PORTFOLIO  WILL  BE  INVESTED  PURSUANT  TO THE  THEN  CURRENT  PORTFOLIO
ALLOCATIONS FOR THAT MODEL.

--------------------------------------------------------------------------------------------------------

        We use Ibbotson Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.


o       REBALANCING PROGRAM

     The rebalancing program allows you to rebalance your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period (so it never rebalances any assets to the systematic transfer account). You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

  REBALANCING PROGRAM RULES:
o The rebalancing program is free.
o You must request the rebalancing program and give us your rebalancing instructions by Written Notice. Changed instructions or a request to end this program must also be by Written Notice.
o You must have at least $10,000 of Policy Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
o You may have rebalancing occur quarterly, semi-annually or annually.
o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
o If you elect the asset allocation program, your Accumulation Value in the Subaccounts will automatically be rebalanced to the model you choose on an annual basis, unless you elect semi-annual or quarterly rebalancing. You Accumulation Value will be rebalanced to the then-current version of the model in effect.

The rebalancing program does not protect against a loss and may not achieve your goal.

-----------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS

    The Ultra Variable Life Policy is a flexible premium variable universal life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect, or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

o    POLICY APPLICATION AND ISSUANCE

                                Replacing an existing life  insurance  policy is
                                not  always  your  best  choice.   Evaluate  any
                                replacement carefully.


    To purchase a Policy, you must submit an application with the minimum initial premium and provide evidence of the proposed insured's insurability.
Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to examine" period, and only then to your selected investment allocations. If a Policy is not issued, we will return your premium. If we issue a Policy, it will be effective on the date of issue.

o APPLICATION IN GOOD ORDER. All application questions must be answered, but particularly note these requirements:

-    Your full name, Social Security number, and date of birth must be included.
- The Beneficiary's full name, Social Security number, and other information must be included.
- Your premium allocations must be completed, be in whole percentages, and total 100%.
-    Initial premium must meet minimum initial premium requirements.
-    Your signature and your agent's signature must be on the application.
-    City, state, and date application was signed must be completed.
- You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
-    Your agent must be both properly licensed and appointed with us.

o PREMIUM PAYMENTS. Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization.

    Initial Premium Payment:
    -----------------------
- Must be enough to purchase $100,000 of insurance coverage, or a greater specified amount.
- The net premium is invested in the Federated Prime Money Fund II until the end of the "right to examine" period.

    Additional Premium Payments:
    ---------------------------
- Additional premiums can only be made until the insured's age 100 (except as may be required in a grace period).
- If a premium increases the specified amount of coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
- Must be at least enough to maintain the specified amount of coverage you purchased.
- Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all planned premiums on time. However, there may be a "no lapse" guaranty, described below.
- If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
- Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
- We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

o       ACCUMULATION VALUE

                                As explained in the EXPENSES section below, once each month, on the date of a Monthly Deduction Amount, certain charges are deducted from your Accumulation Value. These charges are called the "Monthly Deduction."


    On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

        (a) the total of the values in each Subaccount; plus
        (b) the accumulation value of the fixed account; plus
        (c) the accumulation value of any Loan Account; less
        (d) the Monthly Deduction for the current month.

    The value for each Subaccount equals:

        (a) the current number of accumulation units for that Subaccount; multiplied by
        (b) the current unit value.

    Each net premium allocated to a Subaccount is converted into accumulation units. This is done by dividing the net premium by the accumulation unit value for the applicable Subaccount for the Valuation Period during which the net premium is allocated to the Subaccount. The initial accumulation unit value for each Subaccount was set when the Subaccount was established. The accumulation unit value may increase or decrease from one Valuation Date to the next.

        The accumulation unit value for a Subaccount on any Valuation Date is calculated as follows:

        (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
        (b) the total number of accumulation units held in the Subaccount on the Valuation Date, before the purchase or redemption of any shares on that date.

        The Accumulation Value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

        (a)     the value as of the date of the last Monthly Deduction; plus
        (b) any net premiums credited since the date of the last Monthly Deduction; plus
        (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction ; plus
        (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction ; less
        (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction ; less
        (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction ; less
        (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction ; plus
        (h)     interest credited to the fixed account.

    The Cash Surrender Value is the Accumulation Value less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

o       LAPSE AND GRACE PERIOD

o       LAPSE

    BECAUSE THE POLICY'S ACCUMULATION VALUE CAN FLUCTUATE DEPENDING UPON THE PERFORMANCE OF YOUR SELECTED VARIABLE INVESTMENT OPTIONS, YOUR POLICY CAN LAPSE, EVEN IF YOU PAY ALL PLANNED PREMIUMS ON TIME.

         No Policy Loan exists: The Policy will lapse if, on the date of a Monthly Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

         A Policy Loan exists: The Policy will lapse on the date of a Monthly Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.


          A lapse of the Policy may result in adverse tax consequences.

o       NO-LAPSE GUARANTY

    The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium requirements and the following rules:

-       The Policy has never been reinstated;
- There is no additional insured term insurance rider covering the insured attached to the Policy;
- There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime monthly premium requirements and No-Lapse Periods are shown on the Policy's data pages.)
- The No-Lapse guaranty will vary from state to state and the lifetime No-Lapse guaranty is not available in all states).

o       GRACE PERIOD

    Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

- We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
- If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
- Payment received during a grace period is first applied to repay Policy loans and interest on those loans before the remaining amount is applied as additional premium to keep the Policy in force.
- Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
- If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

o       PAID-UP LIFE INSURANCE (WHERE A POLICY LOAN EXISTS)

    You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider may not be available in all states. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to have a Policy rider issued that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

- The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
- The Policy loan balance must exceed the specified amount of insurance coverage.
- Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
- Any additional insured term riders attached to your Policy must be removed.
- After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.
- All amounts not allocated to the Loan Account must be allocated to the fixed account.

    The amount of paid-up life insurance provided by this provision equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

(a)     the current specified amount of insurance coverage on the date of death;
        or
(b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the Insured's attained age; or
(c) the Policy's loan balance on the date of death, plus the corridor amount for the Insured's attained age.

    The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

    We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax advisor before exercising this rider provision.

o       MISSTATEMENT OF AGE OR SEX

    If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

o       SUICIDE

    We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase.


o       INCONTESTABILITY

    We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.
    We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

o       TELEPHONE TRANSACTIONS

    TELEPHONE TRANSACTIONS PERMITTED:             TELEPHONE TRANSACTION RULES:
o   Transfers.                                o   Only   you  may   elect.   Do  so  on  the   Policy
o   Partial   withdrawals  or  loans  of          application  or by prior Written  Notice  authorization
    $10,000   or   less   by  you   (may  be      to us.
    restricted    in   community    property  o    Must be  received  by close  of the New York  Stock
    states).                                      Exchange  ("NYSE")  (usually 3 p.m.  Central Time);  if
o   Change of premium allocations.                later,  the transaction  will be processed the next day
                                                  the NYSE is open.
                                              o   Will be recorded for your protection.
                                              o   For   security,   you  must   provide  your  Social
                                                  Security  number  and/or other
                                                  identification information.
                                              o   May be  discontinued  at any time as to some or all
                                                  Owners.


    We  are  not  liable  for   following   authorized   telephone   transaction
instructions we reasonably believe to be genuine.

o       REINSTATEMENT

    If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:
-       written application signed by you and the insured;
-       evidence of the insured's insurability satisfactory to us;
-       enough payment to continue this Policy in force for three months; and
- repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.
    On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.
    The effective date of reinstatement will be the date we approve the application for reinstatement.
    The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

o       MATURITY DATE

    The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the Lapse and Grace Period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

o       COVERAGE BEYOND MATURITY

                                The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax advisor.


    At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

-       We  will  maintain  your  allocation  of   Accumulation   Value  to  the
        Subaccounts and the fixed account according to your instructions.
-       The cost of insurance charge will be zero.
-       The risk charge will be zero.
-       The administrative charge will be zero.
-       The corridor percentage will be fixed at 101%.
- The death benefit option will be the option described in the Policy as Option 1.
- Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.
- The insured's date of death will be considered the Policy's maturity date.
-       You cannot pay any more premiums.
- All other rights and benefits as described in the Policy will be available during the insured's lifetime.
- The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.
- Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

    The tax consequences associated with extending coverage beyond maturity are unclear. A tax advisor should be consulted before making such an election.

o       DELAY OF PAYMENTS

    We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.
    We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

o       MINOR OWNER OR BENEFICIARY

    A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

----------------------------------------------------------
EXPENSES

    The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less.
    Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each Series Fund prospectus.

o       DEDUCTIONS FROM PREMIUM

o       TAX CHARGE   -   3.75% OF EACH PREMIUM PAYMENT.
    Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

o       PREMIUM PROCESSING CHARGE   -   $2 PER PAYMENT
    We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

o       MONTHLY DEDUCTION

    We deduct a Monthly Deduction from the Policy's Accumulation Value on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the COST OF INSURANCE CHARGE; (2) the COST OF RIDERS CHARGE;
(3) the RISK CHARGE; and (4) the ADMINISTRATIVE CHARGE.

    Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflecting charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts, the fixed account and the systematic transfer account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

o       COST OF INSURANCE CHARGE
    The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change them. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

    The guaranteed cost of insurance each month equals:
-       The net amount at risk for the month; multiplied by
- The guaranteed cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy); divided by
-       $1,000.
    The net amount at risk in any month equals:
-       The death benefit; less
- The Accumulation Value after deducting the rider charge, if any, the risk charge and the administrative charge for the current month.

RISK CHARGE - YEARS 1-10: 0.70% OF ACCUMULATION VALUE (ON AN ANNUAL BASIS); YEARS 11+: 0.25% (WHICH WE MAY INCREASE TO A MAXIMUM CHARGE OF 0.55%)

        The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge is equivalent to an annual charge of 0.25% of the Accumulation Value. The risk charge after Policy Year 10 will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years, and 0.02083% (which we may increase to a maximum charge of 0.04583%) of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for Policy Years 11 and thereafter. If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

o       ADMINISTRATIVE CHARGE - $7
    The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

o       COST OF RIDERS (riders may not be available in all states)
    ADDITIONAL INSURED RIDER. This rider provides term insurance, for the primary insured at a cost equal to the amount of insurance coverage provided by the rider (not to exceed two times the base Policy's specified amount of insurance coverage), multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.
    ACCIDENTAL DEATH BENEFIT RIDER. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.
    DISABILITY RIDER. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.
    PAID-UP LIFE INSURANCE RIDER. This rider guarantees to keep your Policy in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)
    WAIVER OF SURRENDER CHARGE RIDER.  No cost.
    ACCELERATED DEATH BENEFIT RIDER. This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington), or $500,000, for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington). There is no premium or cost of insurance charge for this rider, and it automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

o       TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

    A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred. Transfers from the systematic transfer account are free and do not count toward the 12 free transfers. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge rules. See the sections of this Prospectus describing those programs for the rules of each program.

o SURRENDER CHARGE (ALSO APPLIES TO DECREASES IN SPECIFIED AMOUNT OF INSURANCE COVERAGE)

    Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of coverage. For example, for a male age 35 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $13.00 for each $1,000.00 of specified amount in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

o       SURRENDER CHARGE WAIVERS

     We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states.

     NURSING HOME WAIVER. Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

     DISABILITY WAIVER. Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.
     The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in Pennsylvania) or is age 65 or older on the date of withdrawal.

     TERMINAL ILLNESS WAIVER (LIMITED LIFE EXPECTANCY WAIVER IN PENNSYLVANIA). Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less. We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.
     The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in Pennsylvania).

     UNEMPLOYMENT WAIVER. Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

     TRANSPLANT WAIVER. Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or Insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

     RESIDENCE DAMAGE WAIVER. Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

     DEATH OF SPOUSE OR MINOR DEPENDENT WAIVER. Partial withdrawals or surrenders of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

o       SERIES FUND CHARGES

    Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompany this Prospectus. A table of portfolio annual expenses is included in the INTRODUCTION AND SUMMARY section of this Prospectus.

-----------------------------------------------------------
POLICY DISTRIBUTIONS

    The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash
Surrender Value, take a partial withdrawal, or surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy. The Cash Surrender Value is the Accumulation Value less any applicable surrender charge and less any outstanding Policy loan and unpaid loan interest.

o       POLICY LOANS

                 Amount You Can Borrow                                 Loan Interest Rate
------------------------------------------------------ --------------------------------------------------

Standard  Policy  Loan.  After the first  Policy Year  Standard  Policy Loan.  Net annual loan  interest
(at any time in  Indiana),  you may borrow up to 100%  rate  of  2%:  we  charge  an  interest  rate  in of the Cash  Surrender  Value,  less loan interest to  advance with a 6% effective  annual yield, but we the  end of  the  Policy  Year,  and  less a  Monthly  also  credit an interest  rate with an  effective
Deduction  that is  sufficient to continue the Policy  annual  yield  of 4% to any  amounts  in the Loan
in force for at least one month.                       Account.
------------------------------------------------------ --------------------------------------------------

Preferred  Policy  Loan.  Available  beginning in the  Preferred  Policy Loan.  Net annual loan interest
10th  Policy  Year.  Any  loan   outstanding  at  the  rate  of  0%:  we  charge  an  interest  rate  in beginning  of the  10th  Policy  Year  will  become a  advance with a 6% effective  annual yield, but we
preferred Policy loan from that point forward.         also  credit an interest  rate with an  effective
                                                       annual  yield  of 6% to any  amounts  in the Loan
                                                       Account.
---------------------------------------------------------------------------------------------------------
 We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.
            You may wish to consult your tax advisor before taking a preferred Policy loan.
---------------------------------------------------------------------------------------------------------


    LOAN RULES

o       The Policy must be assigned to us as sole security for the loan.
o We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
o We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

o       SURRENDER

                                For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis

    While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

    SURRENDER RULES
o   The Policy must be returned to us to receive the Cash Surrender Value.
o The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.
o Surrenders are taxable, and a 10% federal tax penalty may apply prior to age 59 1/2.
o We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

PARTIAL WITHDRAWALS

    After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

    If DEATH BENEFIT OPTION 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by the amount of the withdrawal and the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the current specified amount of insurance coverage after the withdrawal.

    If DEATH BENEFIT OPTION 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount will not change).

    PARTIAL WITHDRAWAL RULES

o Partial withdrawals are made first from premiums paid and then from earnings, beginning with the most recent premium payment.
o The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
o Partial withdrawals result in cancellation of Accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
o Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
o We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.
o Partial withdrawals may change the minimum and lifetime monthly premium requirements applicable to the NO-LAPSE PERIOD provision.
o   Partial withdrawals may be taxable and subject to a 10% federal tax penalty.

o       DEATH BENEFIT

    We will pay a death benefit after we receive necessary documentation of the Insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

DEATH BENEFIT OPTIONS

    You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)


DEATH BENEFIT OPTION 1:
----------------------
The death benefit is the greater of:
(a) the specified amount of insurance coverage on the date of death; or (b) the Policy's Accumulation Value on the date of death plus the corridor amount. The death benefit amount can be level at the specified amount of insurance coverage.

DEATH BENEFIT OPTION 2:
The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:
(a)     the specified amount of insurance coverage on the date of death; or
(b)     the corridor amount.
The death benefit amount will always vary as the Accumulation Value goes up or down each day.

     The CORRIDOR AMOUNT equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

Attained  Corridor  Attained Corridor Attained Corridor
   Age    Percentage  Age   Percentage  Age    Percentage
  0-40      150%      54       57%       68       17%
   41       143%      55       50%       69       16%
   42       136%      56       46%       70       15%
   43       129%      57       42%       71       13%
   44       122%      58       38%       72       11%
   45       115%      59       34%       73       9%
   46       109%      60       30%       74       7%
   47       103%      61       28%     75-90      5%
   48        97%      62       26%       91       4%
   49        91%      63       24%       92       3%
   50        85%      64       22%       93       2%
   51        78%      65       20%       94       1%
   52        71%      66       19%     95-100     0%
   53        64%      67       18%      100+      1%

After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in specified amount is subject to a surrender charge.

     RULES FOR CHANGING THE DEATH BENEFIT OPTION
o A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.
o After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the current specified amount of coverage.
o A change in the current specified amount of coverage resulting from a death benefit option change will change the minimum monthly and lifetime monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

CHANGE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

     After the first Policy Year, you may change the current specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the current specified amount of coverage after the change.

    RULES FOR CHANGING SPECIFIED AMOUNT

o An increase in the specified amount of coverage requires a new application and evidence of insurability satisfactory to us.
o A decrease in the specified amount is subject to a surrender charge on the amount of the decrease.
o A decrease is only allowed to the extent the specified amount of coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
o A change in the current specified amount of coverage will change the minimum monthly and lifetime monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

o       PAYMENT OF PROCEEDS

You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. (In Maryland only fixed payout options are available.) If another option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum.

    RULES FOR PAYMENT OF PROCEEDS

o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
o       Any option  chosen will be effective  when we  acknowledge  it.
o We may require proof of your age or survival or the age or survival of the payee.
o We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

    FIXED PROCEEDS PAYMENTS: Fixed payments are available under all six payout options described below. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 1983a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

    VARIABLE PROCEEDS PAYMENTS: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 1983a Mortality Table ALB . If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.
    All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. The amount of each subsequent payment equals the number of variable payment units for each
Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.
    If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

o       TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS

                                4 transfers are allowed each Policy Year that a payout option is in effect.


    The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.
    Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the variable Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

o       PAYOUT OPTIONS

                                The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.


    NOTE: UNLESS YOU ELECT A PAYOUT OPTION WITH A GUARANTEED PERIOD OR OPTION 1, (DESCRIBED BELOW) IT IS POSSIBLE ONLY ONE PAYMENT WOULD BE MADE UNDER THE PAYOUT OPTION IF THE PAYEE DIED BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, ONLY TWO ANNUITY PAYMENTS WOULD BE MADE IF THE PAYEE DIED BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, ETC. If the continuation of variable payments being made under option 2 or 6 does not depend upon the payee's remaining alive; you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under Option 2 or 6 depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

1) PROCEEDS HELD ON DEPOSIT AT INTEREST. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) INCOME OF A SPECIFIED AMOUNT. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) INCOME FOR A SPECIFIED PERIOD. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of proceeds which include interest, are illustrated by a table in the Policy.

4) LIFETIME INCOME. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.
        GUARANTEES AVAILABLE FOR THE LIFETIME INCOME OPTION: Guaranteed Period
        - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives. Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equals the proceeds placed under the option and as long after that as the payee lives.

5)      LUMP SUM.  Proceeds are paid in one sum.

6) OTHER OPTIONS. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

----------------------------------------------------------
FEDERAL TAX MATTERS

    The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

o       LIFE INSURANCE QUALIFICATION

                                Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.


    The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

    Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:
        o the death benefit should be fully excludable from the Beneficiary's gross income; and
        o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

        We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

        MODIFIED ENDOWMENT CONTRACTS. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

                                This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

        A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

o       TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

    Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.


                    "INVESTMENT IN THE POLICY" means:
       o the aggregate amount of any premium payments or other consideration paid for the Policy, minus
       o the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
       o the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS are subject to the following tax rules:
        (1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box below) at such time.
        (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
        (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first nine years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

    Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.
    Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.


o       OTHER POLICY OWNER TAX MATTERS

    Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.
    INTEREST PAID ON POLICY LOANS generally is not tax deductible.
    AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.
    FEDERAL AND STATE ESTATE, INHERITANCE AND OTHER TAX CONSEQUENCES of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.
    THE POLICY MAY CONTINUE AFTER THE INSURED ATTAINS AGE 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax advisor should be consulted on this issue.

    DIVERSIFICATION REQUIREMENTS. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.
    OWNER CONTROL. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.
    The ownership rights under the Policy are similar to, but different in certain respects from; those described by the IRS in rulings in which it determined that the Owners were not Owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.
    TAX-ADVANTAGED ARRANGEMENTS. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.
    POSSIBLE TAX LAW CHANGES. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax advisor with respect to possible tax law changes and their effect on your intended use of the Policy.
    NO GUARANTEES REGARDING TAX TREATMENT. We cannot guaranty the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

-----------------------------------------------------------
MISCELLANEOUS

o       OUR MANAGEMENT

DIRECTORS*
Samuel L. Foggie, Sr.    Retired Banking and Finance Industry Executive
Carol B. Hallett         President and CEO, Air Transport Association of America
Jeffrey M. Heller        President & COO, Electronic Data Systems
Thomas W. Osborne        University of Nebraska Alumni Association
Richard J. Sampson       Retired Insurance Executive of our Company
Oscar S. Straus II       Chairman, The Daniel and Florence Guggenheim Foundation
John A. Sturgeon         President and COO of our Company
Michael A. Wayne         John Wayne Cancer Institute and John Wayne Foundation
                         Executive
John W. Weekly           Chairman of the Board and CEO of our Company

SENIOR OFFICERS*
John W. Weekly           Chairman and Chief Executive Officer
John A. Sturgeon         President and Chief Operating Officer
G. Ronald Ames           Executive Vice President
Cecil D. Bykerk          Executive Vice President (Chief Actuary)
James L. Hanson          Executive Vice President (Information Services)
Randall C. Horn          Executive Vice President (Individual Insurance)
M. Jane Huerter          Executive Vice President (Corporate Secretary)
William C. Mattox        Executive Vice President (Federal Government Affairs)
Thomas J. McCusker       Executive Vice President (General Counsel)
Daniel P. Neary          Executive Vice President (Group Insurance)
Tommie D. Thompson       Executive Vice President (Treasurer; Comptroller)
Richard A. Witt          Executive Vice President (Chief Investment Officer)

        *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.


o       DISTRIBUTION OF THE POLICIES

    Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.

o       VOTING RIGHTS

     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.
     As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is typically determined by your Accumulation Value in the Subaccount. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

o       DISTRIBUTION OF MATERIALS

    We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

o       STATE REGULATION

    We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.
     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

o       LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

o       INDEPENDENT AUDITORS

     Our Financial Statements as of December 31, 1999 and 1998, and for the years ended December 31, 1997, 1998 and 1999, and the financial statements of United of Omaha Separate Account B as of December 31, 1999, and for the years ended December 31, 1999 and 1998 included in the Registration Statement which incorporates this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in United of Omaha Separate Account B.

o       REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.


                          DO YOU HAVE QUESTIONS?

                          If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.

----------------------------------------------
ILLUSTRATIONS
DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS

    The tables in this section illustrate how the Policy operates: how the death benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are based on specified amount of life insurance coverage of $250,000 for a male age 45 and 55 and for a female age 45, each in a preferred nontobacco rate class, and for a male age 45 in a non-preferred nontobacco rate class. The tables reflect the 0.70% risk charge for Policy Years 1-10 (0.25% in years 11+) deducted from Variable Account assets, the monthly $7 administrative charge, the $2 premium processing charge, the deduction of 3.75% of premium payments for state (where permitted) and federal taxes and the current cost of insurance charge. The tables also include Accumulation Values, Cash Surrender Values and death benefit amounts that reflect a 0.70% risk charge for Policy Years 1-10 (0.55% in Policy Years 11+), the maximum risk charge the company is contractually entitled to assess under the Policy as well as a cost of insurance charge based upon the guaranteed cost of insurance charge. These tables may assist in comparison of death benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies. These tables assume no riders are attached to the base policy illustrated.

    Death benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return differed from the 0%, 6% or 12% rates illustrated, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, or if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

    The amounts for the death benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that the maximum risk charge, administrative charge, and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction date. The Cash Surrender Values shown in the tables reflect the fact that a Surrender Charge is deducted from the Accumulation Value upon surrender or lapse during the first 9-12 Policy Years, depending on issue age. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.85% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds. The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.85%, 5.15%, 11.15%, respectively.

    The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Cash Surrender Values and Accumulation Values illustrated.

    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium required to keep the Policy in force were invested to earn interest, after taxes, of 5% per year, compounded annually.

    Upon  request,  we will  provide a  comparable  illustration  based upon the proposed insured's actual age, sex and underwriting classification, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85NET)

                      Male issue                   age 45           Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $3,120


                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------    --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                3,276         2,283           0  250,000            2,024           0  250,000
    2                6,716         4,488           0  250,000            3,956           0  250,000
    3               10,328         6,615         615  250,000            5,793           0  250,000
    4               14,120         8,660       2,660  250,000            7,529       1,529  250,000
    5               18,102        10,621       4,621  250,000            9,160       3,160  250,000
    6               22,283        12,499       7,249  250,000           10,676       5,426  250,000
    7               26,673        14,279       9,779  250,000           12,065       7,565  250,000
    8               31,283        15,952      12,202  250,000           13,314       9,564  250,000
    9               36,123        17,508      14,508  250,000           14,407      11,407  250,000
   10               41,205        18,939      16,689  250,000           15,330      13,080  250,000
   11               46,541        20,808      19,308  250,000           16,093      14,593  250,000
   12               52,145        22,582      21,832  250,000           16,657      15,907  250,000
   13               58,028        24,277      24,277  250,000           17,012      17,012  250,000
   14               64,205        25,867      25,867  250,000           17,138      17,138  250,000
   15               70,691        27,343      27,343  250,000           17,008      17,008  250,000
   16               77,502        28,696      28,696  250,000           16,590      16,590  250,000
   17               84,653        29,913      29,913  250,000           15,854      15,854  250,000
   18               92,162        30,947      30,947  250,000           14,746      14,746  250,000
   19              100,046        31,808      31,808  250,000           13,214      13,214  250,000
   20              108,324        32,480      32,480  250,000           11,203      11,203  250,000

   25              156,354        32,916      32,916  250,000                0           0  250,000
   35              295,889         8,134       8,134  250,000                0           0  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue                   age 45            Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $3,120


                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                3,276         2,440           0  250,000            2,173           0  250,000
    2                6,716         4,945           0  250,000            4,380           0  250,000
    3               10,328         7,516       1,516  250,000            6,618         618  250,000
    4               14,120        10,151       4,151  250,000            8,883       2,883  250,000
    5               18,102        12,850       6,850  250,000           11,170       5,170  250,000
    6               22,283        15,619      10,369  250,000           13,470       8,220  250,000
    7               26,673        18,442      13,942  250,000           15,770      11,270  250,000
    8               31,283        21,315      17,565  250,000           18,058      14,308  250,000
    9               36,123        24,228      21,228  250,000           20,315      17,315  250,000
   10               41,205        27,176      24,926  250,000           22,527      20,277  250,000
   11               46,541        30,766      29,266  250,000           24,715      23,215  250,000
   12               52,145        34,463      33,713  250,000           26,829      26,079  250,000
   13               58,028        38,293      38,293  250,000           28,858      28,858  250,000
   14               64,205        42,236      42,236  250,000           30,778      30,778  250,000
   15               70,691        46,293      46,293  250,000           32,560      32,560  250,000
   16               77,502        50,462      50,462  250,000           34,171      34,171  250,000
   17               84,653        54,742      54,742  250,000           35,575      35,575  250,000
   18               92,162        59,097      59,097  250,000           36,716      36,716  250,000
   19              100,046        63,547      63,547  250,000           37,535      37,535  250,000
   20              108,324        68,089      68,089  250,000           37,973      37,973  250,000

   25              156,354        92,549      92,549  250,000           31,857      31,857  250,000
   35              295,889       152,268     152,268  250,000                0           0  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.




                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                      Male issue                   age 45            Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $3,120



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                3,276         2,597           0  250,000            2,323           0  250,000
    2                6,716         5,421           0  250,000            4,823           0  250,000
    3               10,328         8,493       2,493  250,000            7,516       1,516  250,000
    4               14,120        11,834       5,834  250,000           10,416       4,416  250,000
    5               18,102        15,472       9,472  250,000           13,542       7,542  250,000
    6               22,283        19,439      14,189  250,000           16,906      11,656  250,000
    7               26,673        23,756      19,256  250,000           20,524      16,024  250,000
    8               31,283        28,452      24,702  250,000           24,411      20,661  250,000
    9               36,123        33,558      30,558  250,000           28,582      25,582  250,000
   10               41,205        39,114      36,864  250,000           33,058      30,808  250,000
   11               46,541        45,830      44,330  250,000           37,919      36,419  250,000
   12               52,145        53,225      52,475  250,000           43,152      42,402  250,000
   13               58,028        61,398      61,398  250,000           48,797      48,797  250,000
   14               64,205        70,415      70,415  250,000           54,893      54,893  250,000
   15               70,691        80,374      80,374  250,000           61,481      61,481  250,000
   16               77,502        91,380      91,380  250,000           68,609      68,609  250,000
   17               84,653       103,558     103,558  250,000           76,335      76,335  250,000
   18               92,162       117,023     117,023  250,000           84,717      84,717  250,000
   19              100,046       131,955     131,955  250,000           93,828      93,828  250,000
   20              108,324       148,539     148,539  250,000          103,763     103,763  250,000

   25              156,354       264,594     264,594   306,929         171,105     171,105  250,000
   35              295,889       784,039     784,039   823,241         491,600     491,600  516,180


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                      Male issue                   age 55               Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $5,220


                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                 5,481        3,692           0  250,000            2,855           0  250,000
    2                11,236        7,226           0  250,000            5,486           0  250,000
    3                17,279       10,620         370  250,000            7,887           0  250,000
    4                23,624       13,847       3,597  250,000           10,038           0  250,000
    5                30,286       16,897       6,647  250,000           11,919       1,669  250,000
    6                37,281       19,758      11,758  250,000           13,502       5,502  250,000
    7                44,626       22,417      16,417  250,000           14,761       8,761  250,000
    8                52,339       24,825      20,825  250,000           15,649      11,649  250,000
    9                60,437       26,985      24,985  250,000           16,122      14,122  250,000
   10                68,939       28,880      28,880  250,000           16,134      16,134  250,000
   11                77,867       31,327      31,327  250,000           15,666      15,666  250,000
   12                87,242       33,593      33,593  250,000           14,643      14,643  250,000
   13                97,085       35,730      35,730  250,000           13,014      13,014  250,000
   14               107,420       37,684      37,684  250,000           10,710      10,710  250,000
   15               118,272       39,442      39,442  250,000            7,637       7,637  250,000
   16               129,667       40,988      40,988  250,000            3,663       3,663  250,000
   17               141,631       42,224      42,224  250,000                0           0  250,000
   18               154,194       43,105      43,105  250,000                0           0  250,000
   19               167,384       43,583      43,583  250,000                0           0  250,000
   20               181,234       43,616      43,616  250,000                0           0  250,000

   25               261,592       37,385      37,385  250,000                0           0  250,000
   35               495,046            0           0  0                      0           0        0


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue                   age 55               Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $5,220



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                5,481         3,951           0  250,000            3,088           0  250,000
    2               11,236         7,975           0  250,000            6,129           0  250,000
    3               17,279        12,091       1,841  250,000            9,114           0  250,000
    4               23,624        16,277       6,027  250,000           12,020       1,770  250,000
    5               30,286        20,526      10,276  250,000           14,821       4,571  250,000
    6               37,281        24,828      16,828  250,000           17,485       9,485  250,000
    7               44,626        29,174      23,174  250,000           19,980      13,980  250,000
    8               52,339        33,518      29,518  250,000           22,252      18,252  250,000
    9               60,437        37,868      35,868  250,000           24,247      22,247  250,000
   10               68,939        42,209      42,209  250,000           25,908      25,908  250,000
   11               77,867        47,412      47,412  250,000           27,224      27,224  250,000
   12               87,242        52,756      52,756  250,000           28,092      28,092  250,000
   13               97,085        58,300      58,300  250,000           28,445      28,445  250,000
   14              107,420        64,012      64,012  250,000           28,198      28,198  250,000
   15              118,272        69,902      69,902  250,000           27,233      27,233  250,000
   16              129,667        75,972      75,972  250,000           25,395      25,395  250,000
   17              141,631        82,163      82,163  250,000           22,484      22,484  250,000
   18              154,194        88,463      88,463  250,000           18,234      18,234  250,000
   19              167,384        94,865      94,865  250,000           12,336      12,336  250,000
   20              181,234       101,371     101,371  250,000            4,433       4,433  250,000

   25              261,592       137,369     137,369  250,000                0           0  250,000
   35              495,046       244,596     244,596  250,000                0           0        0


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                      Male issue                   age 55               Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $5,220



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                 -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                    ACCUMU-       CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER     DEATH        LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE      BENEFIT        VALUE       VALUE     BENEFIT
    1                 5,481        4,211           0    250,000          3,322           0  250,000
    2                11,236        8,756           0    250,000          6,802           0  250,000
    3                17,279       13,689       3,439    250,000         10,453         203  250,000
    4                23,624       19,026       8,776    250,000         14,277       4,027  250,000
    5                30,286       24,800      14,550    250,000         18,271       8,021  250,000
    6                37,281       31,052      23,052    250,000         22,434      14,434  250,000
    7                44,626       37,826      31,826    250,000         26,763      20,763  250,000
    8                52,339       45,137      41,137    250,000         31,243      27,243  250,000
    9                60,437       53,063      51,063    250,000         35,859      33,859  250,000
   10                68,939       61,667      61,667    250,000         40,600      40,600  250,000
   11                77,867       71,971      71,971    250,000         45,535      45,535  250,000
   12                87,242       83,360      83,360    250,000         50,609      50,609  250,000
   13                97,085       96,019      96,019    250,000         55,829      55,829  250,000
   14               107,420      110,079     110,079    250,000         61,200      61,200  250,000
   15               118,272      125,726     125,726    250,000         66,715      66,715  250,000
   16               129,667      143,176     143,176    250,000         72,354      72,354  250,000
   17               141,631      162,642     162,642    250,000         78,087      78,087  250,000
   18               154,194      184,424     184,424    250,000         83,867      83,867  250,000
   19               167,384      208,886     208,886    250,000         89,653      89,653  250,000
   20               181,234      236,476     236,476    253,029         95,427      95,427  250,000

   25               261,592      427,338     427,338    448,705        124,818     124,818  250,000
   35               495,046     1,255,952  1,255,952  1,318,750        219,161     219,161  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                      Female issue                 age 45               Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $2,500



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                 -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                2,625         1,750           0  250,000            1,523           0  250,000
    2                5,381         3,440           0  250,000            2,977           0  250,000
    3                8,275         5,069          69  250,000            4,356           0  250,000
    4               11,314         6,636       1,636  250,000            5,661         661  250,000
    5               14,505         8,137       3,137  250,000            6,885       1,885  250,000
    6               17,855         9,576       5,326  250,000            8,024       3,774  250,000
    7               21,373        10,941       7,191  250,000            9,071       5,321  250,000
    8               25,066        12,224       9,224  250,000           10,016       7,016  250,000
    9               28,945        13,424      10,924  250,000           10,852       8,352  250,000
   10               33,017        14,533      12,783  250,000           11,578       9,828  250,000
   11               37,293        16,025      14,775  250,000           12,209      10,959  250,000
   12               41,782        17,450      16,950  250,000           12,726      12,226  250,000
   13               46,497        18,809      18,809  250,000           13,134      13,134  250,000
   14               51,446        20,098      20,098  250,000           13,434      13,434  250,000
   15               56,644        21,312      21,312  250,000           13,612      13,612  250,000
   16               62,101        22,445      22,445  250,000           13,648      13,648  250,000
   17               67,831        23,478      23,478  250,000           13,511      13,511  250,000
   18               73,848        24,398      24,398  250,000           13,159      13,159  250,000
   19               80,165        25,193      25,193  250,000           12,542      12,542  250,000
   20               86,798        25,853      25,853  250,000           11,626      11,626  250,000

   25              125,284        27,190      27,190  250,000            1,853       1,853  250,000
   35              237,091        12,433      12,433  250,000                0           0  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Female issue                 age 45               Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $2,500



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                2,625         1,874           0  250,000            1,640           0  250,000
    2                5,381         3,796           0  250,000            3,304           0  250,000
    3                8,275         5,768         768  250,000            4,989           0  250,000
    4               11,314         7,790       2,790  250,000            6,696       1,696  250,000
    5               14,505         9,860       4,860  250,000            8,418       3,418  250,000
    6               17,855        11,984       7,734  250,000           10,149       5,899  250,000
    7               21,373        14,150      10,400  250,000           11,884       8,134  250,000
    8               25,066        16,354      13,354  250,000           13,613      10,613  250,000
    9               28,945        18,594      16,094  250,000           15,325      12,825  250,000
   10               33,017        20,865      19,115  250,000           17,021      15,271  250,000
   11               37,293        23,676      22,426  250,000           18,722      17,472  250,000
   12               41,782        26,579      26,079  250,000           20,404      19,904  250,000
   13               46,497        29,579      29,579  250,000           22,070      22,070  250,000
   14               51,446        32,677      32,677  250,000           23,720      23,720  250,000
   15               56,644        35,874      35,874  250,000           25,341      25,341  250,000
   16               62,101        39,171      39,171  250,000           26,913      26,913  250,000
   17               67,831        42,556      42,556  250,000           28,403      28,403  250,000
   18               73,848        46,023      46,023  250,000           29,768      29,768  250,000
   19               80,165        49,566      49,566  250,000           30,956      30,956  250,000
   20               86,798        53,184      53,184  250,000           31,928      31,928  250,000

   25              125,284        72,726      72,726  250,000           32,547      32,547  250,000
   35              237,091       118,322     118,322  250,000                0           0  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                      Female issue                 age 45        Preferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $2,500



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                 -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                2,625         1,997           0   250,000           1,756           0  250,000
    2                5,381         4,168           0   250,000           3,646           0  250,000
    3                8,275         6,527       1,527   250,000           5,679         679  250,000
    4               11,314         9,094       4,094   250,000           7,869       2,869  250,000
    5               14,505        11,887       6,887   250,000          10,228       5,228  250,000
    6               17,855        14,935      10,685   250,000          12,766       8,516  250,000
    7               21,373        18,249      14,499   250,000          15,498      11,748  250,000
    8               25,066        21,854      18,854   250,000          18,434      15,434  250,000
    9               28,945        25,777      23,277   250,000          21,590      19,090  250,000
   10               33,017        30,046      28,296   250,000          24,989      23,239  250,000
   11               37,293        35,255      34,005   250,000          28,700      27,450  250,000
   12               41,782        40,995      40,495   250,000          32,721      32,221  250,000
   13               46,497        47,326      47,326   250,000          37,095      37,095  250,000
   14               51,446        54,312      54,312   250,000          41,865      41,865  250,000
   15               56,644        62,027      62,027   250,000          47,068      47,068  250,000
   16               62,101        70,553      70,553   250,000          52,740      52,740  250,000
   17               67,831        79,968      79,968   250,000          58,913      58,913  250,000
   18               73,848        90,371      90,371   250,000          65,621      65,621  250,000
   19               80,165       101,876     101,876   250,000          72,897      72,897  250,000
   20               86,798       114,615     114,615   250,000          80,803      80,803  250,000

   25              125,284       203,155     203,155   250,000         133,279     133,279  250,000
   35              237,091       606,342     606,342   636,659         377,657     377,657  396,540


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                      Male issue                   age 45        Nonpreferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $3,120



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                 -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                3,276         2,205           0  250,000            2,024           0  250,000
    2                6,716         4,328           0  250,000            3,956           0  250,000
    3               10,328         6,367         367  250,000            5,793           0  250,000
    4               14,120         8,319       2,319  250,000            7,529       1,529  250,000
    5               18,102        10,180       4,180  250,000            9,160       3,160  250,000
    6               22,283        11,942       6,692  250,000           10,676       5,426  250,000
    7               26,673        13,596       9,096  250,000           12,065       7,565  250,000
    8               31,283        15,132      11,382  250,000           13,314       9,564  250,000
    9               36,123        16,541      13,541  250,000           14,407      11,407  250,000
   10               41,205        17,806      15,556  250,000           15,330      13,080  250,000
   11               46,541        19,402      17,902  250,000           16,093      14,593  250,000
   12               52,145        20,882      20,132  250,000           16,657      15,907  250,000
   13               58,028        22,244      22,244  250,000           17,012      17,012  250,000
   14               64,205        23,477      23,477  250,000           17,138      17,138  250,000
   15               70,691        24,570      24,570  250,000           17,008      17,008  250,000
   16               77,502        25,511      25,511  250,000           16,590      16,590  250,000
   17               84,653        26,257      26,257  250,000           15,854      15,854  250,000
   18               92,162        26,780      26,780  250,000           14,746      14,746  250,000
   19              100,046        27,050      27,050  250,000           13,214      13,214  250,000
   20              108,324        27,039      27,039  250,000           11,203      11,203  250,000

   25              156,354        22,993      22,993  250,000                0           0  250,000
   35              295,889             0           0  250,000                0           0  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue                   age 45        Nonpreferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $3,120



                                    CURRENT CHARGES *            GUARANTEED CHARGES **
                                 -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                3,276         2,359           0  250,000            2,173           0  250,000
    2                6,716         4,774           0  250,000            4,380           0  250,000
    3               10,328         7,245       1,245  250,000            6,618         618  250,000
    4               14,120         9,768       3,768  250,000            8,883       2,883  250,000
    5               18,102        12,343       6,343  250,000           11,170       5,170  250,000
    6               22,283        14,964       9,714  250,000           13,470       8,220  250,000
    7               26,673        17,621      13,121  250,000           15,770      11,270  250,000
    8               31,283        20,307      16,557  250,000           18,058      14,308  250,000
    9               36,123        23,014      20,014  250,000           20,315      17,315  250,000
   10               41,205        25,726      23,476  250,000           22,527      20,277  250,000
   11               46,541        28,959      27,459  250,000           24,715      23,215  250,000
   12               52,145        32,262      31,512  250,000           26,829      26,079  250,000
   13               58,028        35,637      35,637  250,000           28,858      28,858  250,000
   14               64,205        39,080      39,080  250,000           30,778      30,778  250,000
   15               70,691        42,586      42,586  250,000           32,560      32,560  250,000
   16               77,502        46,149      46,149  250,000           34,171      34,171  250,000
   17               84,653        49,737      49,737  250,000           35,575      35,575  250,000
   18               92,162        53,329      53,329  250,000           36,716      36,716  250,000
   19              100,046        56,905      56,905  250,000           37,535      37,535  250,000
   20              108,324        60,446      60,446  250,000           37,973      37,973  250,000

   25              156,354        78,128      78,128  250,000           31,857      31,857  250,000
   35              295,889       104,542     104,542  250,000                0           0  250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                      Male issue                   age 45        Nonpreferred Nontobacco Class
                      Initial Specified Amount     $250,000
                      Annual Planned Premium       $3,120



                                    CURRENT CHARGES *                   GUARANTEED CHARGES **
                                -----------------------------   --------------------------------
                   PREMIUMS
  END OF         ACCUMULATED    ACCUMU-      CASH                   ACCUMU-        CASH
 CONTRACT       AT 5% INTEREST   LATION   SURRENDER    DEATH         LATION     SURRENDER    DEATH
   YEAR            PER YEAR      VALUE      VALUE     BENEFIT        VALUE        VALUE     BENEFIT
    1                 3,276        2,514           0   250,000           2,323           0  250,000
    2                 6,716        5,240           0   250,000           4,823           0  250,000
    3                10,328        8,198       2,198   250,000           7,516       1,516  250,000
    4                14,120       11,406       5,406   250,000          10,416       4,416  250,000
    5                18,102       14,889       8,889   250,000          13,542       7,542  250,000
    6                22,283       18,669      13,419   250,000          16,906      11,656  250,000
    7                26,673       22,766      18,266   250,000          20,524      16,024  250,000
    8                31,283       27,206      23,456   250,000          24,411      20,661  250,000
    9                36,123       32,020      29,020   250,000          28,582      25,582  250,000
   10                41,205       37,236      34,986   250,000          33,058      30,808  250,000
   11                46,541       43,468      41,968   250,000          37,919      36,419  250,000
   12                52,145       50,311      49,561   250,000          43,152      42,402  250,000
   13                58,028       57,838      57,838   250,000          48,797      48,797  250,000
   14                64,205       66,124      66,124   250,000          54,893      54,893  250,000
   15                70,691       75,255      75,255   250,000          61,481      61,481  250,000
   16                77,502       85,330      85,330   250,000          68,609      68,609  250,000
   17                84,653       96,440      96,440   250,000          76,335      76,335  250,000
   18                92,162      108,707     108,707   250,000          84,717      84,717  250,000
   19               100,046      122,274     122,274   250,000          93,828      93,828  250,000
   20               108,324      137,313     137,313   250,000         103,763     103,763  250,000

   25               156,354      243,335     243,335   282,269         171,105     171,105  250,000
   35               295,889      721,067     721,067   757,120         491,600     491,600  516,180


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

-----------------------------------------------------------
FINANCIAL STATEMENTS




UNITED OF OMAHA
LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)


STATUTORY BASIS FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1999, 1998 AND 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory basis statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 1999 and 1998, and the related statutory basis statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 1999. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from generally accepted accounting principles. The effects on such financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are described in Note 13.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the financial statements do not present fairly, in conformity with generally accepted accounting principles, the financial position of United of Omaha Life Insurance Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1 to the financial statements.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Schedule 1 - Selected Financial Data is presented to comply with the National Association of Insurance Commissioners Annual Statement Instructions and is not a required part of the basic financial statements. This schedule is the responsibility of the Company's management. This schedule has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

/s/ DELOITTE & TOUCHE LLP


Omaha, Nebraska
February 11, 2000


[UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31, 1999 AND 1998
-----------------------------------------------------------------------------------------------------

ADMITTED ASSETS                                                            1999            1998
Cash and invested assets:
  Bonds                                                              $ 7,686,772,659  $7,253,217,367
  Preferred stocks                                                                 0       3,954,659
  Common stocks - unaffiliated                                             9,984,000      13,838,123
  Common stocks - affiliated                                              95,788,706      90,269,520
  Mortgage loans                                                         655,076,191     599,396,008
  Real estate occupied by the Company, net of
    accumulated depreciation of $62,841,429
    in 1999 and $59,318,600 in 1998                                       76,636,056      79,261,655
  Real estate acquired in satisfaction of debt, net of
    accumulated depreciation of $211,026
    in 1999 and $180,255 in 1998                                           5,467,051       8,048,921
  Investment real estate, net of accumulated depreciation
    of $4,166,244 in 1999 and
    $4,000,880 in 1998                                                     2,095,524       2,260,888
  Policy loans                                                           137,852,831     133,473,608
  Cash and short-term investments                                         78,892,569     208,351,098
  Other invested assets                                                  132,785,146      90,478,302
                                                                       -------------   -------------
           Total cash and invested assets                              8,881,350,733   8,482,550,149

Premiums deferred and uncollected                                        122,227,550     112,869,786
Investment income due and accrued                                         87,758,433      83,741,880
Electronic data processing equipment, net of accumulated depreciation
  of $85,709,043 in 1999 and $83,572,760 in 1998                          23,152,822      40,003,368
Receivable from parent, subsidiaries and affiliates                       61,263,672      64,865,536
Other assets                                                             108,508,586     110,226,256
Separate accounts assets                                               1,463,646,824   1,128,411,359
                                                                       -------------   -------------
           Total admitted assets                                    $ 10,747,908,620 $10,022,668,334
                                                                      ============== ===============

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts                       $ 6,380,304,112  $6,115,600,947
  Liability for premium and other deposit funds                        1,828,111,153   1,767,287,656
  Policy and contract claims                                              79,515,156      69,435,931
  Other                                                                  73,438,833       73,861,169
                                                                       -------------   -------------
           Total policy reserves                                       8,361,369,254   8,026,185,703

Interest maintenance reserve                                              27,418,733      28,297,114
Asset valuation reserve                                                  122,704,340      99,408,763
General expenses and taxes due or accrued                                 34,725,171      34,224,408
Federal income taxes due or accrued                                       24,753,676      30,643,535
Other liabilities                                                         55,493,246      78,153,618
Separate accounts liabilities                                          1,434,665,900   1,106,149,444
                                                                       -------------   -------------
           Total liabilities                                          10,061,130,320   9,403,062,585
                                                                      --------------   -------------
SURPLUS

Capital stock, $10 par value, 900,000 shares
  authorized issued and outstanding                                        9,000,000       9,000,000
Gross paid-in and contributed surplus                                     62,723,580      62,723,580
Unassigned surplus                                                       615,054,720     547,882,169
                                                                       -------------   -------------
           Total surplus                                                 686,778,300     619,605,749
                                                                       -------------   -------------
           Total liabilities and surplus                             $10,747,908,620 $10,022,668,334
                                                                      ============== ===============

The accompanying notes are an integral part of these statutory basis financial statements.


UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
---------------------------------------------------------------------------------------------------


                                                          1999            1998           1997

Income:
  Net premiums and annuity considerations             $1,140,044,210 $1,084,975,517 $1,187,103,621
  Other considerations and fund deposits                 275,898,803    236,637,747    293,227,972
  Net investment income                                  612,041,206    579,276,068    587,480,573
  Other income                                            61,053,155     44,797,965     25,019,350
                                                       -------------  -------------  -------------
           Total income                                2,089,037,374  1,945,687,297  2,092,831,516
                                                       -------------  -------------  -------------
Benefits and expenses:
  Policyholder and beneficiary benefits                1,284,737,992  1,163,584,636  1,030,686,286
  Increase in reserves for policyholder and
    beneficiary benefits                                 263,438,655    262,888,025    365,393,381
  Commissions                                            118,993,023    118,498,787    130,342,914
  Operating expenses                                     231,963,954    225,066,608    208,126,020
  Net transfers to separate accounts                     101,849,962     87,759,133    278,479,918
                                                       -------------  -------------  -------------
           Total benefits and expenses                 2,000,983,586  1,857,797,189  2,013,028,519
                                                       -------------  -------------  -------------
           Net gain from operations before federal
             income taxes and
             net realized capital gains                   88,053,788     87,890,108     79,802,997

Federal income taxes                                      45,205,000     47,032,000     37,918,000
                                                       -------------  -------------  -------------
           Net gain from operations before net
            realized capital gains                        42,848,788     40,858,108     41,884,997

Net realized capital gains                                12,124,165      8,691,807     51,537,439
                                                       -------------  -------------  -------------
           Net income                                   $ 54,972,953   $ 49,549,915   $ 93,422,436
                                                       =============  =============  =============

The accompanying notes are an integral part of these statutory basis financial statements.



UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
--------------------------------------------------------------------------------------------------


                                                        1999            1998            1997

Capital stock:
  Balance at beginning and end of year                 $ 9,000,000     $ 9,000,000    $ 9,000,000
                                                        ----------      ----------     ----------
Gross paid-in and contributed surplus:
  Balance at beginning and end of year                  62,723,580      62,723,580     62,723,580
                                                        ----------      ----------     ----------
Unassigned surplus:
  Balance at beginning of year                         547,882,169     516,351,285    463,096,236
  Net income                                            54,972,953      49,549,915     93,422,436
  Change in net unrealized capital gains and losses     25,943,741      (1,875,466)   (45,543,494)
  (Increase) decrease in:
    Non-admitted assets                                  5,596,094       3,153,680    (15,448,463)
    Asset valuation reserve                            (23,295,577)     (5,265,183)    20,352,007
  Additional pension plan contribution                           0      (9,732,000)             0
  Change in group pension reserve valuation basis                0               0     17,437,454
  Adoption of actuarial guidelines                               0               0    (17,235,000)
  Surplus contributed to separate account                        0               0    (20,000,000)
  Change in surplus in separate account                  3,964,183               0     20,000,000
  Other, net                                                (8,843)     (4,300,062)       270,109
                                                        ----------      ----------     ----------
  Balance at end of year                               615,054,720     547,882,169    516,351,285
                                                       -----------     -----------    -----------
           Total surplus                             $ 686,778,300   $ 619,605,749  $ 588,074,865
                                                       ===========     ===========    ===========


The accompanying notes are an integral part of these statutory basis financial statements.


UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
---------------------------------------------------------------------------------------------------


                                                        1999            1998            1997
Cash from operations:
  Premiums, annuity considerations and
    other fund deposits                            $ 1,405,400,064 $ 1,318,297,844 $ 1,467,305,934
  Net investment income                                592,873,645     568,917,450     572,888,599
  Other income                                          67,077,830      38,788,628      24,599,736
  Benefits                                          (1,277,572,534) (1,167,243,929) (1,015,334,974)
  Commissions and general expenses                    (344,072,398)   (364,713,014)   (358,217,598)
  Federal income taxes                                 (57,072,123)     (6,095,871)    (50,033,368)
  Net transfers to separate accounts                  (104,327,662)    (88,584,356)   (291,034,339)
                                                     -------------    ------------   -------------
           Net cash from operations                    282,306,822     299,366,752     350,173,990
                                                     -------------    ------------   -------------
Cash from investments:
  Proceeds from investments sold, redeemed or matured:
    Bonds                                            1,522,098,100   1,193,524,488   1,061,409,895
    Mortgage loans                                      88,676,462     146,103,815     335,103,045
    Stocks                                              17,382,690       9,347,151     143,363,377
    Real estate                                          4,050,000      26,750,000      37,927,500
    Other invested assets                               39,411,955      25,274,875      40,376,307
  Tax on capital gains                                  (7,555,834)    (34,196,691)    (15,797,771)
  Cost of investments acquired:
    Bonds                                           (1,941,582,149) (1,502,417,064) (1,774,643,430)
    Mortgage loans                                    (141,987,030)   (152,354,622)    (19,862,952)
    Stocks                                             (12,911,323)     (8,357,754)    (23,479,436)
    Other invested assets                              (25,079,860)    (38,744,814)    (27,563,717)
    Real estate                                         (1,777,668)     (7,991,164)     (3,082,524)
  Net increase in policy loans                          (4,380,901)     (7,849,129)     (7,474,627)
                                                     -------------    ------------   -------------
           Net cash from investments                  (463,655,558)   (350,910,909)   (253,724,333)
                                                     -------------    ------------   -------------
Cash from financing and other sources:
  Decrease (increase) in receivable from parent,
    subsidiaries and affiliates                         53,617,926     (78,025,309)    (28,781,394)
  Increase (decrease) in other nonqualified deposits    58,702,188     213,068,165     (49,216,009)
  Other cash provided                                   52,076,765      18,348,507      18,880,708
  Other cash used                                     (112,506,672)     (8,691,343)    (39,639,966)
                                                     -------------    ------------   -------------
           Net cash from financing and other sources    51,890,207     144,700,020     (98,756,661)
                                                     -------------    ------------   -------------

Net change in cash and short-term investments         (129,458,529)     93,155,863      (2,307,004)

Cash and short-term investments:
  Beginning of year                                    208,351,098     115,195,235     117,502,239
                                                     -------------    ------------   -------------

  End of year                                         $ 78,892,569   $ 208,351,098   $ 115,195,235
                                                     =============    ============   =============

The accompanying notes are an integral part of these statutory basis financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)


NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF OPERATIONS - United of Omaha Life Insurance Company (the "Company") is a wholly-owned subsidiary of Mutual of Omaha Insurance Company
("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 1999, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"), United World Life Insurance Company ("United World"), Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT"), and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands.
Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

    BASIS OF PRESENTATION - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

    The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (f) different actuarial assumptions are used for calculating certain policy reserves; (g) changes in certain assets designated as "non-admitted" have been charged to unassigned surplus; (h) comprehensive income and its components are not presented in the financial statements; and (i) the change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net income.

    USE OF ESTIMATES - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
reporting  period.   Actual  results  could  differ   significantly  from  those
estimates.

    INVESTMENTS - Bonds are generally stated at amortized cost. Premiums and discounts on bonds not backed by other loans are amortized using the scientific method. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Preferred stocks are stated at cost. Common stocks of unaffiliated companies are stated at estimated fair value and stocks of affiliated companies (principally insurance companies) are valued at the Company's equity in the underlying book value. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus, ignoring the effect of income taxes.

    Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

    The home office properties, investment real estate, and electronic data processing equipment are valued at cost, less accumulated depreciation. Property acquired in satisfaction of debt is initially valued at the lower of cost or estimated fair value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

    Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

    Investment income is recorded when earned. Realized gains and losses on the sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus.

    ASSET VALUATION AND INTEREST MAINTENANCE RESERVES - The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

    POLICY RESERVES - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities and deposit administration contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

    PREMIUMS AND RELATED COMMISSIONS - Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

    FEDERAL INCOME TAXES - The Company files a consolidated federal income tax return with its parent and other eligible subsidiaries. The method of allocating taxes among the companies is prescribed by a written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating losses and tax credits on a separate return basis.

    The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting. The Company recognizes the benefits of net operating loss, foreign tax and general business credit carryforwards when realized.

    NON-ADMITTED ASSETS - Certain assets designated as "non-admitted", principally receivables greater than ninety days due and office furniture and equipment, are excluded from the statutory basis statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited to unassigned surplus.

    FAIR VALUES OF FINANCIAL INSTRUMENTS - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       CASH, SHORT-TERM INVESTMENTS AND OTHER INVESTED ASSETS - The carrying amounts for these instruments approximate their fair values.

       BONDS - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

       UNAFFILIATED COMMON STOCKS - The fair values for unaffiliated common stocks are based on quoted market prices.

       AFFILIATED COMMON STOCK - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

       PREFERRED STOCKS - The fair values for preferred stocks are based on quoted market prices.

       MORTGAGE LOANS - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

       POLICY LOANS - The Company does not believe an estimate of the fair value of policy loans can be made without incurring excessive cost. Policy loans have no stated maturities and are usually repaid by reductions to benefits and surrenders. Because of the numerous assumptions which would have to be made to estimate fair value, the Company believes that such information would not be meaningful.

       INVESTMENT CONTRACTS - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

       DERIVATIVES - The fair value of interest-rate swaps, foreign currency swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the accumulative return of the designated index.

    DERIVATIVES - The Company invests in certain derivative financial instruments to reduce exposure to interest-rate risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps and equity-linked notes. The Company does not engage in trading of these instruments.

    Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

    Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

    Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

    SEPARATE ACCOUNTS - The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of certificate holders under specific individual and group annuity contracts. Deposits received from, and benefits paid to, separate account certificate holders are reflected in the statutory basis statements of income, but are offset by transfers from the separate accounts. Net investment income and realized capital gains and losses on the separate accounts are not reflected in the statutory basis statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in revenue.

    RECLASSIFICATIONS - Certain reclassifications have been made to the prior year amounts to conform with current year presentation with no changes to unassigned surplus or net income.


2.   INVESTMENTS

    The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                               Cost or          Gross           Gross         Estimated
                              Amortized       Unrealized     Unrealized          Fair
                                 Cost           Gains          Losses           Value
At December 31, 1999:
  U.S. Government              $ 46,168,157          $ 457     $ 3,177,130     $ 42,991,484
  Political subdivisions          8,901,869         29,232         153,840        8,777,261
  Mortgage-backed securities    548,241,963      1,154,597      20,511,842      528,884,718
  Special revenue                78,011,554      1,991,241         544,672       79,458,123
  Public utilities              437,618,913      5,884,840      10,832,743      432,671,010
  Industrial and
    miscellaneous             5,314,640,630     86,295,749     162,461,206    5,238,475,173
  Collateralized mortgage
    obligations               1,143,743,612     12,587,089      21,602,019    1,134,728,682
  Credit-tenant loans           192,017,120      1,909,775       5,299,337      188,627,558
                              -------------    -----------     -----------    -------------

           Total            $ 7,769,343,818  $ 109,852,980   $ 224,582,789  $ 7,654,614,009
                              =============    ===========     ===========    =============

  Bonds                     $ 7,688,459,932
  Short-term investments         80,883,886
                              -------------

                            $ 7,769,343,818
                             ==============

  Preferred stocks                      $ 0            $ 0             $ 0              $ 0
                              =============    ===========     ===========    =============

  Common stocks - unaffiliated     $ 19,336    $ 9,964,664             $ 0      $ 9,984,000
                              =============    ===========     ===========    =============


    The amortized cost of bonds includes $1,687,273 of non-admitted assets related to bonds that were in or near default.

                                       58

                                Cost or          Gross          Gross         Estimated
                               Amortized       Unrealized     Unrealized         Fair
                                  Cost           Gains          Losses          Value
At December 31, 1998:
  U.S. Government               $ 30,199,066    $ 2,299,673       $ 62,962     $ 32,435,777
  Political subdivisions          10,549,019        301,829             20       10,850,828
  Mortgage-backed securities     380,824,126     15,036,684      2,221,337      393,639,473
  Special revenue                 52,399,410      3,220,019              0       55,619,429
  Public utilities               419,752,875     21,077,425      1,270,460      439,559,840
  Industrial and miscellaneous 4,991,608,991    186,244,422     32,747,478    5,145,105,935
  Collateralized mortgage
    obligations                1,370,459,693     38,427,779      3,697,538    1,405,189,934
  Credit-tenant loans            219,090,991     20,303,274        179,976      239,214,289
                               -------------    -----------     ----------    -------------

           Total             $ 7,474,884,171  $ 286,911,105   $ 40,179,771  $ 7,721,615,505
                               =============    ===========     ==========    =============

  Bonds                      $ 7,257,722,248
  Short-term investments         214,404,693
                               -------------

                             $ 7,472,126,941
                               =============

  Preferred stocks               $ 3,954,659    $ 2,036,021            $ 0      $ 5,990,680
                                   =========      =========       ========       ==========

  Common stocks - unaffiliated     $ 165,254   $ 13,722,869       $ 50,000     $ 13,838,123
                                   =========      =========       ========       ==========

    The amortized cost of bonds includes $4,504,881 of non-admitted assets related to bonds that were in or near default.

    The amortized cost and estimated fair value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                Amortized           Estimated
                                                                 Cost              Fair Value

Due in one year or less                                       $ 388,795,092        $ 388,940,177
Due after one year through five years                         1,468,765,587        1,484,657,528
Due after five years through ten years                        1,794,735,444        1,750,136,290
Due after ten years                                           2,425,062,120        2,367,266,614
                                                              -------------        -------------
                                                              6,077,358,243        5,991,000,609
Collateralized mortgage obligations and mortgage backed
  securities                                                  1,691,985,575        1,663,613,400
                                                              -------------        -------------
                                                            $ 7,769,343,818      $ 7,654,614,009
                                                              =============        =============


    The sources of net investment income were as follows:

                                                1999            1998             1997

Bonds                                         $544,343,674    $515,151,979     $501,101,332
Preferred stocks                                    87,536         299,096          398,794
Common stocks                                      161,075         145,600          448,589
Mortgage loans                                  49,565,958      52,305,094       70,469,627
Real estate                                     18,318,351      19,833,382       25,531,545
Policy loans                                     9,465,535       7,323,862        7,454,749
Short-term investments                           7,990,378       4,961,823        4,657,874
Other                                           (2,910,505)     (1,969,054)      (1,239,823)
                                               -----------     -----------      -----------
                                               627,022,002     598,051,782      608,822,687
Investment expense                             (19,083,356)    (22,067,317)     (25,194,958)
Amortization of interest maintenance
  reserve                                        4,102,560       3,291,603        3,852,844
                                               -----------     -----------      -----------
                                              $612,041,206    $579,276,068     $587,480,573
                                               ===========     ===========      ===========

    Gross realized gains and losses from investment securities consist of the following:

                                                                                  Net
                                                   Gross          Gross         Realized
                                                 Realized        Realized        Gains
                                                   Gains          Losses        (Losses)
Year ended December 31, 1999:
  Bonds                                           $ 5,963,118     $4,998,234      $ 964,884
  Common stocks                                       112,286      1,716,877     (1,604,591)
  Preferred stocks                                  1,975,380              0      1,975,380
  Mortgage loans                                    2,313,158              0      2,313,158
  Real estate                                         779,916              0        779,916
  Other invested assets                            19,800,435        647,740     19,152,695
                                                  -----------      ---------     -----------

                                                  $30,944,293     $7,362,851     23,581,442
                                                   ==========      =========
  Capital gains tax                                                              (8,233,097)
  Transfer to IMR                                                                (3,224,180)
                                                                                 ----------
  Net realized capital gains                                                    $12,124,165
                                                                                 ==========



                                       60

                                                                                  Net
                                                   Gross          Gross         Realized
                                                 Realized        Realized        Gains
                                                   Gains          Losses        (Losses)
Year ended December 31, 1998:
  Bonds                                           $13,939,103      $ 239,888    $13,699,215
  Common stocks                                       375,644         54,386        321,258
  Mortgage loans                                    5,818,177        180,586      5,637,591
  Real estate                                       4,248,433        697,886      3,550,547
  Other                                             9,711,346         76,758      9,634,588
                                                  -----------     ----------    -----------

                                                  $34,092,703     $1,249,504     32,843,199
                                                   ==========      =========
  Capital gains tax                                                             (11,465,087)
  Transfer to IMR                                                               (12,686,305)
                                                                                 ----------

  Net realized capital gains                                                    $ 8,691,807
                                                                                  =========

                                                                                  Net
                                                 Gross            Gross         Realized
                                                Realized        Realized         Gains
                                                 Gains           Losses         (Losses)
Year ended December 31, 1997:
  Bonds                                          $ 8,303,767     $ 5,237,203    $ 3,066,564
  Common stocks                                   64,382,938       4,130,324     60,252,614
  Mortgage loans                                   1,519,891       5,317,698     (3,797,807)
  Real estate                                      2,799,542       5,108,653     (2,309,111)
  Derivative instruments                               7,544       8,910,996     (8,903,452)
  Other                                           24,572,499          48,747     24,523,752
                                                 -----------     -----------    -----------

                                                $101,586,181     $28,753,621     72,832,560
                                                 ===========      ==========
  Capital gains tax                                                             (25,411,492)
  Transfer to IMR                                                                 4,116,371
                                                                                -----------
  Net realized capital gains                                                    $51,537,439
                                                                                ===========

    Proceeds from the sale of bonds were $321,474,524, $141,015,129 and $265,701,061 during 1999, 1998 and 1997, respectively.

    The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans during 1999 ranged from 6.4% to 9.6%. The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The estimated fair value of the mortgage loan portfolio was $652,163,412 and $645,961,540 at December 31, 1999 and 1998, respectively.

    The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 1999 and 1998 were as follows:
                                               1999             1998

Texas                                        $ 76,057,533     $ 43,616,098
California                                     49,904,476       39,923,263
Florida                                        46,980,000       28,948,059
New York                                       40,206,436       17,553,448
Alabama                                        34,241,544       34,492,873
Nebraska                                       31,536,113       34,078,520
All other states                              376,150,089      400,783,747
                                              -----------      -----------
                                             $655,076,191     $599,396,008
                                              ===========      ===========

    At December 31, 1999, the Company held non-performing loans of $441,432. There were no restructured mortgage loans at December 31, 1999. There were no non-performing or restructured mortgage loans at December 31, 1998.

    Securities with an amortized cost of $5,417,960 and $5,493,285 were on deposit with government agencies at December 31, 1999 and 1998, respectively, as required by law in various jurisdictions in which the Company conducts business.

    The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

    The Company has commitments to fund bond investments of approximately $27,155,005 as of December 31, 1999. The Company also has commitments to fund mortgage loans of approximately $20,142,500 as of December 31, 1999. These commitments are legally binding and have fixed expiration dates or other termination clauses that may require a payment of a fee. In the event that the financial condition of a borrower deteriorates materially, the commitment may be terminated. Since some of the commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

    The following table summarizes the Company's derivative financial instruments. Notional amounts are used on certain instruments to express the volume of these transactions, but do not represent the much smaller amounts potentially subject to credit risk.

                                                   ESTIMATED
                         NOTIONAL     STATEMENT      FAIR      YEAR(S) OF  INTEREST   RATE
                          Amount        Value       Value       Maturity     Paid   Received
At December 31, 1999:
  Interest-rate swaps  $ 202,500,000        $ 0    $ 880,563  2002 - 2003    6.97 %   6.23 %
                       ==============       ====   =========

  Interest-rate caps   $ 685,000,000 $ 2,950,371 $ 3,484,314  2000 - 2004       0        0
                       ============= =========== ===========

  Equity-linked notes  $ 101,000,000 $ 2,360,800 $89,887,364   2001 -2016       0        0
                       ============= =========== ============


AT DECEMBER 31, 1998:
  Interest-rate swaps  $ 202,500,000         $ 0 $(9,712,510) 2002 - 2003    6.97 %   6.50 %
                       ==============       ==== =============

  Interest-rate caps   $ 600,000,000 $ 2,924,037   $ 632,846  2000 - 2003       0        0
                       ============= ===========   ==========

  Equity-linked notes  $ 101,000,000 $ 3,541,200 $62,670,541  2001 - 2016       0        0
                       ============= ===========  ===========

    These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory basis statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of the derivative financial instrument. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.


    The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

    During 1997, the Company terminated two interest-rate swap transactions with a combined notional amount of $200,000,000 at a cost of approximately $8,900,000. This amount was charged to IMR in accordance with statutory accounting practices. These swaps were replaced with four other interest-rate swap agreements with a combined notional amount of $200,000,000. Terms of the new interest-rate swaps allow for more frequent repricing of the variable rate paid by the Company thereby reducing its exposure.

4.   FEDERAL INCOME TAXES

    The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain policy acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discounts on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

    The tax returns for 1993 through 1995 are currently under examination by the Internal Revenue Service ("IRS"). Management believes the result of this examination will have no material impact on the Company's statutory financial statements.

    Under federal income tax law in effect prior to 1984, the Company accumulated approximately $31,615,000 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is not likely.

5.   RETIREMENT BENEFITS

    The Company participates with Mutual of Omaha and certain subsidiaries (the "Companies") in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Retirement benefits are based upon years of credited service and final average earnings history.

    Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's allocation of salary expense was approximately 31%, 28% and 30% of the total Companies' salary expense in 1999, 1998 and 1997, respectively. The Companies expensed contributions of $12,971,440, $10,254,308 and $7,972,335 in 1999, 1998 and 1997,
respectively. Total benefit costs were $26,101,000, $26,160,000 and $24,148,000 in 1999, 1998 and 1997, respectively. Plan assets include United of Omaha Life Insurance Company guaranteed investment contracts of $291,281,000 and $267,183,000 at December 31, 1999 and 1998, respectively. In 1998, the Companies changed the plan's assumed annual investment return and, in order to improve the funding status of the plan, increased the amount that was contributed for 1998. At December 31, 1998, the Companies recorded a direct charge to surplus of $37,540,647, which represented an additional contribution of $57,814,647, net of tax. The Company's share of this contribution was $9,731,808, net of tax. The valuation date for the pension benefit amounts in the table below is January 1, 1999.

    The Companies also provide certain postretirement medical and life insurance benefits to employees hired before January 1, 1995. Benefits are based on hire date, age and years of service. The cost of these postretirement benefits is allocated to the Companies in accordance with an intercompany cost-sharing agreement. Plan assets are invested in a United of Omaha Life Insurance Company investment contract. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years. Employer contributions for other benefits were $3,684,000, $2,709,000 and $2,600,000 during the years ended December 31, 1999,
1998 and 1997, respectively. Total benefit costs were $10,129,600, $9,853,410 and $11,602,000 in 1999, 1998 and 1997, respectively.


                                   January 1,                         December 31,
                                  Pension Benefits                   Other Benefits
                              ----------------------              ---------------------
                                1999            1998              1999           1998

Benefit obligation           $ 475,851,413  $ 445,896,799      $ 90,913,152    $ 88,227,132
Fair value of plan assets      458,944,992    389,955,899         9,564,322       5,641,539
                               -----------    -----------        ----------      ----------
Funded status                $ (16,906,421) $ (55,940,900)     $(81,348,830)   $(82,585,593)
                               ===========    ===========        ==========     ============

                                             Pension Benefits           Other Benefits
                                             -----------------         ----------------
Weighted average assumptions                 1999        1998          1999        1998

Discount rate                                 6.55 %     6.73 %         7.75 %      7.00 %
Expected return on plan assets                9.00 %     9.00 %          N/A         N/A
Rate of compensation increase                 5.00 %     5.00 %          N/A         N/A
Health care cost trend rate                    N/A        N/A           5.00 %      5.00 %

    The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefit obligation as of December 31, 1999 by approximately $6,200,000 and the estimated eligibility and interest cost components of the net periodic postretirement benefit costs for 1999 by approximately $800,000.

    The Companies sponsor various savings and investment plans. The expense for defined contribution plans was $10,526,000, $6,472,000 and $14,817,000 in 1999,
1998 and 1997, respectively.

6.   RELATED PARTY TRANSACTIONS

    The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

    The Company paid $302,133, $410,598 and $427,447 during 1999, 1998 and 1997, respectively, to Kirkpatrick, Pettis, Smith, Polian, Inc., an affiliate, for equity investment management services. In addition, the Company paid assignment fees of $750 to MOSSCO-CT for the year ended December 31, 1999, $7,500 to MOSSCO-CT for the year ended December 31, 1998, and $165,000 to MOSSCO-NY and MOSSCO-CT for the year ended December 31, 1997.

    Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

                                                                  1999            1998

Aggregate reserve for policies and contracts                   $ 91,073,753    $84,042,215
                                                                 ==========     ==========

Policy and contract claims                                     $100,988,273    $98,669,575
                                                                ===========     ==========


                                                1999            1998             1997

Premium considerations                       $440,864,375      $387,138,546   $378,854,027
                                              ===========       ===========    ===========

Policyholder and beneficiary benefits        $370,484,415      $337,101,103   $286,033,083
                                              ===========       ===========    ===========

Group reinsurance settlement expense
  (included in operating expenses)           $ 25,391,147      $ 18,777,060   $ 10,405,717
                                              ===========       ===========    ===========

    The Company also assumes group and individual life insurance from Companion. The Company entered into a coinsurance treaty with Companion relating to bank annuity business in which Companion cedes 90% of the 1999 and 1998 related premiums to the Company and the Company pays 90% of the related benefits, in 1999 and 1998, respectively. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

                                                          1999            1998

Aggregate reserve for policies and contracts          $67,290,793    $47,633,504
                                                       ==========     ==========

Policy and contract claims                            $ 2,740,908    $ 2,916,924
                                                       ==========     ==========

    The amounts assumed by the Company from Companion and included in the statutory statements of income were as follows:

                                           1999         1998            1997

Premium considerations                   $23,134,359  $19,789,981    $31,343,629
                                          ==========   ==========     ==========

Policyholder and beneficiary benefits    $ 7,951,294  $ 7,559,683    $ 3,570,731
                                          ==========   ==========     ==========

7.   REINSURANCE

    In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

    The reconciliation of total premiums to net premiums is as follows:

                               1999              1998              1997

Direct                      $ 1,567,106,907   $ 1,460,515,466   $ 1,541,126,581
Assumed:
  Affiliated                     23,134,359        19,789,981        31,343,629
  Nonaffiliates                  32,345,121        26,437,129        23,548,361
Ceded:
  Affiliated                   (440,864,375)     (387,138,546)     (378,854,027)
  Nonaffiliated                 (41,677,802)      (34,628,513)      (30,060,923)
                             --------------     --------------    -------------

           Net              $ 1,140,044,210   $ 1,084,975,517   $ 1,187,103,621
                              =============     =============     =============

8.   CREDIT ARRANGEMENTS

    The Company and Mutual of Omaha are authorized by their Boards of Directors to borrow a maximum of $125,000,000 on a joint basis under certain lines of credit. At December 31, 1999, the Company had no outstanding borrowings against its uncommitted, uncollateralized revolving lines of credit. Interest rates applicable to borrowings under these lines of credit are negotiated with the lender at the time of borrowing.

9.   COMMITMENTS AND CONTINGENCIES

    Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

    LEASES - The Company leases certain property to house Home Office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

    The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under those leases as of December 31, 1999 were approximately:

          2000                                          $20,124,290
          2001                                           14,722,563
          2002                                            9,635,808
          2003                                            5,475,019
          2004                                            2,572,647
          Thereafter                                      2,938,052
                                                       ------------

                Total                                   $55,468,379
                                                       ============
10.  DEPOSIT FUNDS

    The estimated fair value and statement value of guaranteed investment and select maturity contracts were:

                                                 1999                1998

Estimated fair value                       $ 1,138,068,000      $ 1,346,065,000
                                             =============        =============

Statement value                            $ 1,406,712,000      $ 1,353,266,000
                                             =============        =============


    The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest-rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

    At December 31, 1999 and 1998, the Company held annuity reserves and deposit fund liabilities of $2,472,653,621 and $1,877,116,893, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

11.  STOCKHOLDER DIVIDENDS

    Regulatory   restrictions  limit  the  amount  of  dividends  available  for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $67,777,830 in 2000.

12.  BUSINESS RISKS

    The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

           LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products.

           CREDIT RISK is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

           INTEREST-RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

13. RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

    As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from generally accepted accounting principles (GAAP). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.


                                                  1999             1998             1997

Statutory net income as reported                $ 54,972,953    $ 49,549,915     $ 93,422,436
Future policy benefits and policyholder
  account balances                                14,442,932     (36,682,957)     (39,572,000)
Deferred policy acquisition costs                 28,205,163      47,066,276       63,151,000
Deferred income taxes and other tax
  reclassifications                               (6,785,000)     16,252,000       (4,793,000)
Valuation of investments                          15,115,420        (118,976)      14,183,000
Earnings of subsidiaries                          10,828,173      10,515,942        7,846,000
Other                                              2,983,278       7,916,496       (2,833,000)
                                                 -----------      ----------      ------------
Net income in conformity with generally
  accepted accounting principles               $ 119,762,919    $ 94,498,696     $131,404,436
                                                 ===========     ===========      ===========

                                                                 1999                1998

Statutory surplus                                             $ 686,778,300     $ 619,605,749
Future policy benefits and policyholder
  account balances                                             (312,316,678)     (325,783,497)
Deferred policy acquisition costs                               845,530,005       774,559,624
Deferred income taxes                                            (7,514,000)     (130,475,000)
Valuation of investments                                       (144,254,888)      261,236,362
Statutory asset valuation reserve                               122,704,340        99,408,763
Subsidiary equity                                                25,350,012        36,681,569
Statutory interest maintenance reserve                           27,418,733        28,297,114
Other                                                           (13,214,697)        5,138,810
                                                                ------------      -----------

Equity in conformity with generally
  accepted accounting principles                             $1,230,481,127    $1,368,669,494
                                                             ==============     =============

14.  CODIFICATION OF STATUTORY ACCOUNTING PRINCIPLES

    In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. During 1999, the State of Nebraska adopted the Codification. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA
--------------------------------------------------------------------------------

Investment income earned:
  U.S. Government bonds                                              $ 2,888,604
  Other bonds (unaffiliated)                                         541,455,069
  Bonds (affiliated)                                                           0
  Preferred stocks (unaffiliated)                                         87,536
  Preferred stocks (affiliated)                                                0
  Common stocks (unaffiliated)                                           161,075
  Common stocks (affiliated)                                                   0
  Mortgage loans                                                      49,565,958
  Real estate                                                         18,318,351
  Premium notes, policy loans and liens                                9,465,535
  Collateral loans                                                             0
  Cash on hand and on deposit                                                  0
  Short-term investments                                               7,990,378
  Other invested assets                                                  783,375
  Derivative instruments                                             (4,223,126)
  Aggregate write-ins for investment income                              529,247
                                                                         -------

Gross investment income                                             $627,022,002
                                                                    ============

Real estate owned - book value less encumbrances                    $ 84,198,631
                                                                    ============

Mortgage loans - book value:
  Farm mortgages                                                             $ 0
  Residential mortgages                                                        0
  Commercial mortgages                                               655,076,191
                                                                     -----------

Total mortgage loans                                                $655,076,191
                                                                    ============

Mortgage loans by standing - book value:
  Good standing                                                     $654,634,759
                                                                    ============

  Good standing with restructured terms                                      $ 0
                                                                             ===

  Interest overdue more than three months, not in foreclosure          $ 441,432
                                                                       =========

  Foreclosure in process                                                     $ 0
                                                                             ===

Other long-term assets - statement value                            $114,018,939
                                                                    ============

Collateral loans                                                             $ 0
                                                                             ===

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------

Bonds and stocks of subsidiaries and affiliates - book value:
  Bonds                                                                     $ 0
                                                                            ===

  Preferred stocks                                                          $ 0
                                                                            ===

  Common stocks                                                    $ 66,086,000
                                                                   ============

Bonds and  short-term  investments  by class  and
  expected  maturity;  Bonds by
  expected maturity - statement value:
    Due within one year or less                                   $ 955,764,084
    Over 1 year and through 5 years                               3,069,851,220
    Over 5 years through 10 years                                 2,270,225,205
    Over 10 years through 20 years                                1,132,674,991
    Over 20 years                                                   339,141,045
                                                                 --------------

  Total by maturity                                               7,767,656,545
                                                                 ==============

  Bonds by class - statement value:
    Class 1                                                       4,277,993,415
    Class 2                                                       3,054,217,918
    Class 3                                                         333,664,012
    Class 4                                                          97,251,871
    Class 5                                                           3,844,571
    Class 6                                                             684,758
                                                                 --------------

  Total by class                                                  7,767,656,545
                                                                 ==============

  Total bonds publicly traded                                     3,475,922,697
                                                                 ==============

  Total bonds privately placed                                    4,291,733,848
                                                                 ==============

Preferred stocks - statement value                                          $ 0
                                                                            ===

Common stocks - market value                                      $ 105,772,706
                                                                  =============

Short-term investments - book value                                $ 80,883,886
                                                                   ============

Options, caps and floors owned - statement value                    $ 5,311,171
                                                                    ===========

Options, caps and floors written and in force - statement valu              $ 0
                                                                            ===

Collar, swap and forward agreements open - statement value                  $ 0
                                                                            ===

Futures contracts open - current value                                      $ 0
                                                                            ===

Cash on deposit                                                    $ (1,991,317)
                                                                   =============

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------

Life insurance in force (in thousands):
  Industrial                                                                 $ 0
                                                                             ===

  Ordinary                                                          $ 58,020,660
                                                                    ============

  Credit life                                                              $ 411
                                                                           =====

  Group life                                                        $ 65,721,874
                                                                    ============

Amount of accidental death insurance in force
 under ordinary policies (in thousands)                              $ 2,582,244
                                                                     ===========

Life insurance policies with disability provisions
in force (in thousands):
  Industrial                                                                 $ 0
                                                                             ===

  Ordinary                                                           $ 9,283,592
                                                                     ===========

  Credit life                                                                $ 0
                                                                             ===

  Group life                                                        $ 37,209,356
                                                                    ============

Supplementary contracts in force: Ordinary -
 not involving life contingencies:
    Amount on deposit                                               $ 16,935,580
                                                                    ============

    Income payable                                                   $ 3,174,827
                                                                     ===========

  Ordinary - involving life contingencies - income payable           $ 1,521,854
                                                                     ===========

Group - not involving life contingencies:
  Amount on deposit                                                          $ 0
                                                                             ===

  Income payable                                                             $ 0
                                                                             ===

Group - involving life contingencies - income payable                        $ 0
                                                                             ===

Annuities:
  Ordinary:
    Immediate - amount of income payable                            $ 44,488,735
                                                                    ============

    Deferred - fully paid - account balance                      $ 2,506,338,292
                                                                 ===============

    Deferred - not fully paid - account balance                    $ 437,543,222
                                                                   =============

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------


Group:

  Amount of income payable                                         $ 169,310,272
                                                                   =============

  Fully paid - account balance                                     $ 108,056,340
                                                                   =============

  Not fully paid - account balance                                           $ 0
                                                                             ===

Accident and health insurance - premiums in force:

  Ordinary                                                             $ 147,887
                                                                       =========

  Group                                                            $ 540,489,071
                                                                   =============

  Credit                                                                     $ 0
                                                                             ===

Deposit funds and dividend accumulations:

  Deposit funds - account balance                                $ 2,900,133,519
                                                                 ===============

  Dividend accumulations - account balance                              $ 51,107
                                                                        ========

Claim payments 1999:
  Group accident and health - year ended December 31, 1999:

    1999                                                                     $ 0
                                                                             ===

    1998                                                                     $ 0
                                                                             ===

    1997                                                                     $ 0
                                                                             ===

    1996                                                                     $ 0
                                                                             ===

    1995                                                                     $ 0
                                                                             ===

    Prior                                                                    $ 0
                                                                             ===

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------


Claim payments 1999:
  Other accident and health:

    1999                                                                   $ 0
                                                                           ===

    1998                                                                   $ 0
                                                                           ===

    1997                                                                   $ 0
                                                                           ===

    1996                                                                   $ 0
                                                                           ===

    1995                                                                   $ 0
                                                                           ===

    Prior                                                                  $ 0
                                                                           ===

  Other coverages that use developmental methods to calculate claim reserves:

    1999                                                               $ 1,018
                                                                       =======

    1998                                                                 $ 916
                                                                         =====

    1997                                                                 $ 611
                                                                         =====

    1996                                                                   $ 0
                                                                           ===

    1995                                                                   $ 0
                                                                           ===

    Prior                                                                  $ 0
                                                                           ===

UNITED OF OMAHA
SEPARATE ACCOUNT B

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 1999 AND FOR THE YEARS
ENDED DECEMBER 31, 1999 AND 1998

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
United of Omaha Life Insurance Company



We have audited the accompanying statement of net assets of each of the sub-accounts ("portfolios" that include American Growth, American Small Capitalization, Prime Money Fund II, U.S. Government Securities II, Asset
Manager: Growth, Contrafund, Equity Income (Fidelity), Index 500, Capital Opportunities, Emerging Growth, Global Governments, High Income, Research, Emerging Markets Equity, Fixed Income, Capital Growth, Real Estate Growth, Global Discovery, Growth & Income, International (Scudder), Equity Income (T. Rowe Price), International Stock, Limited-Term Bond, New America Growth and Personal Strategy Balanced) that comprise United of Omaha Separate Account B (the "Separate Account") as of December 31, 1999, and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmations of investments owned as of December 31, 1999 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Separate Account as of December 31, 1999, and the results of their operations and changes in their net assets for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



March 31, 2000


UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS
DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------

                                                                                           Market
                                                                     Units       Market    Value
Assets                                                    Cost      Outstanding  Value    Per Unit
Investments:
  Alger:
    American Growth                                     $ 820,108     50,256    $ 997,103  $ 19.84
    American Small Capitalization                         726,307     57,611      970,514    16.85

  Federated:
    Prime Money Fund II                                   775,594    696,927      779,514     1.12
    U.S. Government Securities II                         252,436     22,187      247,061    11.14

  Fidelity:
    Asset Manager:  Growth                                308,462     24,516      347,722    14.18
    Contrafund                                            750,152     52,438      884,606    16.87
    Equity Income                                       1,258,592    102,938    1,288,113    12.51
    Index 500                                           2,431,733    170,823    2,793,848    16.36

  MFS:
    Capital Opportunities                                 872,963     60,449    1,222,620    20.23
    Emerging Growth                                       507,062     37,164      910,996    24.51
    Global Governments                                    239,550     21,736      232,545    10.70
    High Income                                           368,235     33,520      371,515    11.08
    Research                                              364,908     29,320      454,232    15.49

  Morgan Stanley Dean Witter:
    Emerging Markets Equity                                16,998      1,852       25,447    13.74
    Fixed Income                                           99,543      9,181       95,249    10.37

  Pioneer:
    Capital Growth                                        202,455     19,197      211,318    11.01
    Real Estate Growth                                    424,115     46,476      398,994     8.58

  Scudder:
    Global Discovery                                       78,621      6,684      129,899    19.43
    Growth & Income                                       302,412     25,398      303,417    11.95
    International                                         602,363     48,326      834,454    17.27

  T. Rowe Price:
    Equity Income                                         981,038     78,307      954,536    12.19
    International Stock                                 1,064,896     95,245    1,364,445    14.33
    Limited-Term Bond                                   1,235,014    108,879    1,212,167    11.13
    New America Growth                                    341,897     25,760      372,031    14.44
    Personal Strategy Balanced                            369,703     28,645      372,361    13.00
                                                         --------                --------

           Total invested assets                      $15,395,157             $17,774,707
                                                       ===========            ===========

LIABILITIES                                                  $ -                     $ -
                                                             ====                    ===

           Net assets                                 $15,395,157             $17,774,707
                                                       ===========            ===========


UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                       Federated
                       Alger                     American              Prime Money           U.S. Government
                       American Growth      Small Capitalization       Fund II               Securities II
                       ---------------      --------------------  -----------------          -------------
                        1999      1998        1999     1998         1999       1998         1999     1998
Income:
  Investment income:
    Reinvested dividends and
      capital gain
      distributions     $38,671 $ 11,366    $ 48,305   $ 8,650     $ 54,282   $ 18,881     $ 8,489     $ 392
EXPENSES:
  Mortality and expense
    risk charges         71,726    2,765      68,448     8,039      218,437     58,274      17,599     2,601
                        -------   ------     -------    ------     --------    -------     -------    -----
           Net investment
             income
            (expense)   (33,055)   8,601     (20,143)      611     (164,155)   (39,393)     (9,110)   (2,209)

Net realized gains
  (losses)                7,145      153      (4,661)      502            -          -         (66)       60

Net change in unrealized
  gains (losses)        134,043   42,952     217,079    28,003            -          -       (9,417)   4,042
                       --------  -------    --------   -------           --         --      --------  -----

Net increase (decrease) in
  net assets
  from operations       108,133   51,706     192,275    29,116     (164,155)   (39,393)    (18,593)    1,893

Purchases made by
  policyowners          580,858  263,465     527,969   231,254    6,815,913  4,625,960     127,030   150,477

Withdrawals made by
  policyowners             (859)  (6,200)    (12,576)  (13,549)  (6,359,502)(4,099,309)         -    (13,746)
                           ------ --------   --------- --------- ----------- ----------        --   --------

Net policyowner
  transactions          579,999  257,265     515,393   217,705      456,411    526,651     127,030   136,731
                       -------- --------    --------  --------     --------   --------    --------  -------

Increase in net assets  688,132  308,971     707,668   246,821      292,256    487,258     108,437   138,624

Net assets, beginning of
  year                  308,971        -     262,846    16,025      487,258          -     138,624         -
                       --------       --    --------   -------     --------         --    --------        -

Net assets, end
  of year              $997,103  $308,971    $970,514 $262,846    $ 779,514  $ 487,258     $247,061 $138,624
                      ========= =========   ======== =========   ========== ==========    ======== ========

ACCUMULATION UNIT:
  Purchases              33,337   21,484      40,279    22,730    6,251,733  4,387,914      10,780    13,924
  Withdrawals            (3,908)    (657)     (5,045)   (1,929)  (6,010,506)(3,932,214)       (967)   (1,550)
                         --------   ------    --------  -------- ---------- -----------      ------  -------

Net increase in units
  outstanding            29,429   20,827      35,234    20,801      241,227    455,700       9,813    12,374

Units outstanding,
  beginning of year      20,827        -      22,377     1,576      455,700          -      12,374         -
                        -------       --     -------    ------     --------         --     -------        --

Units outstanding, end
  of year                50,256   20,827      57,611    22,377      696,927    455,700      22,187    12,374
                        =======  =======     =======   =======     ========   ========     =======    ======

The accompanying notes are an integral part of these financial statements.

                                       76

FIDELITY                                                                                       MFS
   Asset Manager:                                                                            Capital
  Growth                Contrafund           Equity Income          Index 500             Opportunities
   1999      1998       1999      1998        1999      1998        1999      1998        1999      1998
-------------------  ------------------    ---------------------  ------------------    -------------------
   $ 8,961     $ 594    $ 9,807      $ -     $ 23,313   $ 2,077    $ 11,348       $ -     $ 1,950     $ 695


    29,548     3,976     61,723    7,274       87,933    10,583     194,670    17,250      81,572     8,096
   -------    ------    -------   ------      -------   -------    --------   -------     -------    -----

   (20,587)   (3,382)   (51,916)  (7,274)     (64,620)   (8,506)   (183,322)  (17,250)    (79,622)   (7,401)

     1,894       103     23,542      295        4,768       328      25,595     1,117      35,185    (4,935)

    26,108    13,152    101,458   32,996       (2,844)   31,982     287,743    74,372     307,124    42,533
   -------   -------   --------  -------       -------- -------    --------   -------    --------   ------

     7,415     9,873     73,084   26,017      (62,696)   23,804     130,016    58,239     262,687    30,197

   200,325   141,710    639,630  207,868      919,913   400,198   2,046,812   567,403     708,952   340,877

        (3)  (11,598)   (61,993)      -          (281)  (10,106)     (8,622)       -      (93,578)  (26,515)
        ---- ---------  ---------     --         ------ ---------    --------      --     --------- --------

   200,322   130,112    577,637  207,868      919,632   390,092   2,038,190   567,403     615,374   314,362
  --------  --------   -------- --------     --------  --------   ---------- --------    --------  -------

   207,737   139,985    650,721  233,885      856,936   413,896   2,168,206   625,642     878,061   344,559

   139,985         -    233,885        -      431,177    17,281     625,642         -     344,559        -
  --------        --   --------       --     --------   -------    --------        --    --------        --

  $347,722  $139,985   $884,606 $233,885   $1,288,113  $431,177  $2,793,848   625,642  $1,222,620   344,559
 ========= =========  ========= =========  =========== ========   =========== =======    ========== =======

    15,060    12,686     43,437   17,646       72,986    36,847     134,031    47,021      44,726    28,154

    (1,919)   (1,311)    (8,226)    (419)      (6,686)   (1,848)     (9,307)     (922)     (9,392)   (3,039)
    --------  --------   --------   ------     --------  --------    --------    ------    --------  -------

    13,141    11,375     35,211   17,227       66,300    34,999     124,724    46,099      35,334    25,115

    11,375         -     17,227        -       36,638     1,639      46,099         -      25,115        -
   -------        --    -------       --      -------    ------     -------        --     -------        -

    24,516    11,375     52,438   17,227      102,938    36,638     170,823    46,099      60,449    25,115
   =======   =======    =======  =======     ========   =======    ========   =======     =======   ======


UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)


                           MFS (Continued)
                                Emerging            Global                 High
                                Growth             Governments            Income              Research

                            1999     1998        1999     1998        1999     1998        1999     1998
                            ----------------     --------------       -------------       ----------------
Income:

  Investment income:
    Reinvested dividends and
      capital gain
      distributions            $ -     $ 417    $ 9,015     $ 358   $ 16,608   $ 1,839    $ 3,318     $ 676

EXPENSES:
  Mortality and expense
    risk charges            41,100     6,901     13,065     3,728     17,976     2,938     26,228     4,486
                            -------    ------    -------    ------    -------    ------    -------    -----
           Net investment
             income
            (expense)      (41,100)   (6,484)    (4,050)   (3,370)    (1,368)   (1,099)   (22,910)   (3,810)

Net realized gains (losses) 14,600       311        (49)       92     (4,327)      (17)     9,012     1,427

Net change in unrealized
  gains (losses)           351,148    52,786     (12,869)   5,864      3,269        11     69,566    19,758
                           --------   -------    ---------  ------     ------       ---    -------   ------

Net increase (decrease) in
  net assets from
  operations               324,648    46,613    (16,968)    2,586     (2,426)   (1,105)    55,668    17,375

Purchases made by
  policyowners             311,858   248,045    128,122   123,463    252,199   180,836    227,784   213,047

Withdrawals made by
  policyowners             (19,580)     (588)    (4,658)       -     (57,989)       -     (44,593)  (15,049)
                           ---------    ------   --------      --    ---------      --    --------- --------

Net policyowner
  transactions             292,278   247,457    123,464   123,463    194,210   180,836    183,191   197,998
                           --------  --------   --------  --------   --------  --------   --------  -------

Increase in net assets     616,926   294,070    106,496   126,049    191,784   179,731    238,859   215,373

Net assets, beginning of
  year                     294,070         -    126,049         -    179,731         -    215,373         -
                           --------       --   --------        --   --------        --   --------        --



Net assets, end of year   $910,996 $294,070    $232,545 $126,049    $371,515  $179,731   $454,232  $215,373
                          ======== =========   ======== =========   ======== =========   ========  ========

ACCUMULATION UNIT:

  Purchases                 19,755    21,836     11,884    11,719     23,162    17,354     17,249    18,902
  Withdrawals               (3,790)     (637)    (1,636)     (231)    (6,903)      (93)    (5,174)   (1,657)
                            -------    ------   --------    ------   --------     -----   --------  -------



Net increase in units
  outstanding               15,965    21,199     10,248    11,488     16,259    17,261     12,075    17,245

Units outstanding,
  beginning of year         21,199         -     11,488         -     17,261         -     17,245         -
                            -------       --    -------        --    -------        --    -------        --

Units outstanding, end
  of year                   37,164    21,199     21,736    11,488     33,520    17,261     29,320    17,245
                            =======   =======    =======   =======    =======   =======    =======   ======


The accompanying notes are an integral part of these financial statements.

                                       78

Morgan Stanley Dean Witter                  Pioneer                                     Scudder
      Emerging                                    Capital              Real Estate            Global
   Markets Equity         Fixed Income            Growth                Growth               Discovery
   1999      1998        1999     1998        1999      1998        1999     1998         1999     1998
------------------     ----------------       ---------------     ------------------     -----------------
       $ 2       $ 1    $ 3,922     $ 540     $ 1,412  $ 4,826    $ 19,078   $ 4,653       $ 895     $ 243
     1,918        78      2,348       184      17,403    4,248      32,456     5,437       5,528     1,538
    ------       ---     ------      ----     -------   ------     -------    ------      ------    -----
    (1,916)      (77)     1,574       356     (15,991)     578     (13,378)     (784)     (4,633)   (1,295)
       416       (21)      (382)        3        (404)     189     (20,050)   (1,844)      1,103        52
     8,438        11     (3,927)     (367)     19,509  (10,107)     (6,914)  (18,207)     48,399     2,878
    ------       ---     --------   ------   -------  ---------    -------- ---------   -------      -----
     6,938       (87)    (2,735)       (8)      3,114   (9,340)    (40,342)  (20,835)     44,869     1,635
    18,204     1,414     99,119    13,258      82,811  123,638     316,782   180,129      44,122    39,273
         -    (1,022)   (13,469)     (916)         -    (5,264)    (35,498)   (1,242)         -         -
        --    --------  ---------    ------        --   --------   ---------  --------        --        -
    18,204       392     85,650    12,342      82,811  118,374     281,284   178,887      44,122    39,273
   -------      ----    -------   -------     ------- --------    --------  --------     -------   ------
    25,142       305     82,915    12,334      85,925  109,034     240,942   158,052      88,991    40,908
       305         -     12,334         -     125,393   16,359     158,052         -      40,908         -
      ----        --    -------        --    --------  -------    --------        --     -------         -
  $ 25,447     $ 305    $95,249  $ 12,334    $211,318 $125,393    $398,994  $158,052    $129,899  $ 40,908
 =========    ======   ========= ========   ========= =========   ========= ========     ======== ========
     1,954        58      9,512     1,179       7,072   12,123      35,721    18,400       3,557     3,569
      (145)      (15)    (1,500)      (10)       (753)    (858)     (6,887)     (758)       (359)      (83)
     ------     -----   --------     -----      ------   ------    --------    ------      ------     ----
     1,809        43      8,012     1,169       6,319   11,265      28,834    17,642       3,198     3,486
        43         -      1,169         -      12,878    1,613      17,642         -       3,486         -
       ---        --     ------        --     -------   ------     -------        --      ------         -
     1,852        43      9,181     1,169      19,197   12,878      46,476    17,642       6,684     3,486
    ======       ===     ======    ======     =======  =======     =======   =======      ======     =====


UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)

                        Scudder (Continued)                          T. Rowe Price
                            Growth &                                     Equity              International
                             Income             International           Income                Stock
                          1999      1998        1999      1998        1999     1998        1999      1998
                          ---------------     ----------------       ---------------     -----------------
Income:

  Investment income:
    Reinvested dividends and
      capital gain
      distributiona       $19,460   $ 3,390    $ 38,755   $ 3,562   $ 53,337  $ 15,662    $ 19,776   $ 3,891

EXPENSES:
  Mortality and expense
    risk charges           17,438     5,114      33,754     4,976     72,131    11,208     111,154    11,236
                          -------    ------     -------    ------    -------   -------    --------   -------
           Net investment
             income
            (expense)       2,022    (1,724)      5,001    (1,414)   (18,794)    4,454     (91,378)   (7,345)

Net realized gains (losses)(2,838)   (5,981)      3,708       (56)     1,123    (2,088)     11,708         -

Net change in unrealized
  gains (losses)           (2,401)    3,406     216,633    15,741    (31,768)    5,180     286,045    13,504
                          --------   ------     --------   -------    ---------  ------    --------   -------

Net increase (decrease) in
  net assets from
  operations               (3,217)   (4,299)    225,342    14,271    (49,439)    7,546     206,375     6,159

Purchases made by
  policyowners            133,336   223,762     388,844   232,230    618,077   408,975     911,212   250,559

Withdrawals made by
  policyowners            (10,561)  (35,604)    (42,847)       -     (11,001)  (37,182)     (9,860)       -
                          --------- ---------   ---------      --    --------- ---------    --------      --

Net policyowner
  transactions            122,775   188,158     345,997   232,230    607,076   371,793     901,352   250,559
                         --------  --------    --------  --------   --------  --------    --------  --------

Increase in net assets    119,558   183,859     571,339   246,501    557,637   379,339   1,107,727   256,718

Net assets, beginning of
  year                    183,859         -     263,115    16,614    396,899    17,560     256,718         -
                         --------        --    --------   -------   --------   -------    --------        --

Net assets, end of year $ 303,417  $183,859   $ 834,454  $263,115   $954,536  $396,899  $1,364,445  $256,718
                       ========== =========  ========== =========   ========= =========  ========== =========

ACCUMULATION UNIT:
  Purchases                11,572    20,246      30,756    22,142     48,679    36,648      78,763    24,075
  Withdrawals              (2,451)   (3,969)     (5,974)     (360)    (4,143)   (4,506)     (7,409)     (184)
                           --------  --------    --------    ------   --------  --------    --------    ------

Net increase in units
  outstanding               9,121    16,277      24,782    21,782     44,536    32,142      71,354    23,891

Units outstanding,
  beginning of year        16,277         -      23,544     1,762     33,771     1,629      23,891         -
                          -------        --     -------    ------    -------    ------     -------        --

Units outstanding, end
  of year                  25,398    16,277      48,326    23,544     78,307    33,771      95,245    23,891
                          =======   =======     =======   =======    =======   =======     =======   =======

The accompanying notes are an integral part of these financial statements.

                                       80

     Limited-term            New America       Personal Strategy
          Bond                  Growth              Balanced               Total
     1999      1998        1999     1998        1999     1998         1999       1998
   ----------------       --------------     -----------------   -------------------------
   $ 46,207   $ 9,298   $ 20,262   $ 2,872   $ 29,555  $ 12,330    $ 486,728   $ 107,213
     75,565     8,955     44,536     6,841     15,660     3,936    1,359,916     200,662
    -------    ------    -------    ------    -------    ------   ----------    -------
    (29,358)      343    (24,274)   (3,969)    13,895     8,394     (873,188)    (93,449)
     (2,388)       42      2,752       105        402       351      107,788      (9,812)
    (24,110)    1,263     16,457    13,677     (3,159)    5,817    1,995,610     381,247
    ---------  ------    -------   -------     --------  ------   ----------    -------
    (55,856)    1,648     (5,065)    9,813     11,138    14,562    1,230,210     277,986
    912,361   443,927    227,730   139,553    104,555   256,715   17,344,518  10,008,036
    (67,674)  (22,239)        -         -      (3,200)  (11,409)  (6,858,344) (4,311,538)
    --------- ---------       --        --     ------- --------- ------------ -----------
    844,687   421,688    227,730   139,553    101,355   245,306   10,486,174   5,696,498
   --------  --------   --------  --------   --------  --------   ----------- ---------
    788,831   423,336    222,665   149,366    112,493   259,868   11,716,384   5,974,484
    423,336         -    149,366         -    259,868         -    6,058,323      83,839
   --------        --   --------        --   --------        --   ----------     ------
 $1,212,167  $423,336   $372,031  $149,366   $372,361  $259,868  $17,774,707  $6,058,323
 ========== =========   ========= =========   ======== =========   ========== ============
     81,504    41,291     16,682    11,817      8,488    23,054
    (10,968)   (2,948)    (2,583)     (156)    (1,516)   (1,381)
    ---------  --------   --------    ------   --------  -------
     70,536    38,343     14,099    11,661      6,972    21,673
     38,343         -     11,661         -     21,673         -
    -------        --    -------        --    -------         -
    108,879    38,343     25,760    11,661     28,645    21,673
   ========   =======    =======   =======    =======    ======

UNITED OF OMAHA SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS

    United of Omaha Separate Account B ("Separate Account") was established by United of Omaha Life Insurance Company ("United") on August 13, 1997, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however the net assets of the Separate Account are restricted from use in the ordinary business of United.

    A separate account policyholder may allocate funds to a fixed income account, which is part of United's general account, in addition to those sub-accounts detailed below. Interests in the fixed income account has not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS

    The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:
                   ALGER                           MORGAN STANLEY DEAN WITTER
       American Growth                             Emerging Markets Equity
       American Small Capitalization               Fixed Income
                  FEDERATED                                 PIONEER
       Prime Money Fund II                         Capital Growth
       U.S. Government Securities II               Real Estate Growth
                  FIDELITY                                  SCUDDER
       Asset Manager:  Growth                      Global Discovery
       Contrafund                                  Growth & Income
       Equity Income                               International
       Index 500
                     MFS                                  T. ROWE PRICE
       Capital Opportunities                       Equity Income
       Emerging Growth                             International Stock
       Global Governments                          Limited-Term Bond
       High Income                                 New America Growth
       Research                                    Personal Strategy Balanced

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    SECURITY VALUATION TRANSACTIONS AND RELATED INVESTMENT INCOME - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

    FEDERAL INCOME TAXES - Net taxable income or loss of the Separate Account is included in the federal income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code. No charges are currently made to the Separate Account for taxes other than premium taxes and federal deferred acquisition cost taxes. United reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that United determines are properly attributable to the Separate Account.

4.   ACCOUNT CHARGES

    ADMINISTRATIVE CHARGES - For single premium variable life policies, United deducts an administrative charge on each monthly deduction date. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life policies is $84 per year.

    TAX EXPENSE CHARGE - For single premium variable life policies, a tax expense charge will be deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten policy years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value. This charge is equal to 3.75% of each premium payment for flexible premium variable life policies.

    MORTALITY AND EXPENSE RISK CHARGES - United deducts a monthly charge as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life policies. Risk charges for flexible premium variable life policies are equal to .70% of the accumulation value, decreasing to .55% after ten years. United guarantees that the mortality and expense charge will not increase above these levels.

    COST OF INSURANCE CHARGE - The cost of insurance charge on single premium variable life policies is based on the duration of the policy and the insured's rate class as follows:

                                          Accumulation  Accumulation
                                             Value         Value
                                            of $45,000  Greater Than
Policy Year                                 or Less       $45,000

Preferred Rate Class:
  1-10                                         0.70 %        0.60 %
  11 and higher                                0.60 %        0.50 %

Standard Rate Class:
  1-10                                         1.30 %        1.20 %
  11 and higher                                0.94 %        0.84 %



    The cost of insurance for flexible premium variable life policies is based upon the age, sex, risk and rate class of the insured, the specified amount of insurance coverage and the length of time the policy has been in force.

    TRANSFER CHARGE - United may charge a $10 fee for any transfer in excess of 12 transfers per policy year. This charge is deducted from the amount transferred.

    SURRENDER CHARGE - A surrender charge will be deducted on a full surrender or a partial withdrawal from the amount requested to be surrendered. The amount of the charge for single premium variable life policies will depend upon the period of time since the premium was paid, calculated as follows:

                                                     Surrender
Years Since Premium Payment                            Charge

1                                                      9.50 %
2                                                      9.50 %
3                                                      9.50 %
4                                                      9.00 %
5                                                      7.50 %
6                                                      6.00 %
7                                                      4.50 %
8                                                      3.00 %
9                                                      1.50 %
10 & higher                                                 -


    The surrender charge for flexible premium variable life policies is dependent upon the policyholders age, sex, risk and rate class, the length of time the policy has been in force and the specified amount of coverage. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year declining to $10 per $1,000 in the ninth year. The length of the surrender charge period varies depending upon the policyholders issue age and varies between 9 and 12 years.

        All account charges are paid through the redemption of shares. Shares are redeemed based on each policyowners variable portfolio allocation.

5.      NET ASSETS

    The   components  of  net  assets   consist  of  the  following   cumulative
investment-related accounts at December 31, 1999:

                                                       Net        Net    Changes in
                                                   Investment  Realized Unrealized
                            Shares      Shares      Income      Gains     Gains       Net
                           Purchased     Sold      (Expense)   (Losses) (Losses)    Assets

Alger:
  American Growth           $ 838,062      $ (798) $ (24,454)   $ 7,298 $ 176,995   $ 997,103
  American Small
   Capitalization             776,179     (26,125)   (19,590)    (4,157)  244,207     970,514

Federated:
  Prime Money Fund II      11,526,626 (10,543,594)  (203,518)         -         -     779,514
  U.S. Government
    Securities II             270,705      (6,944)   (11,319)        (6)   (5,375)    247,061

Fidelity:
  Asset Manager:  Growth      337,468      (7,034)   (23,969)     1,997    39,260     347,722
  Contrafund                  847,498     (61,993)   (59,190)    23,837   134,454     884,606
  Equity Income             1,334,134      (7,453)   (73,186)     5,097    29,521   1,288,113
  Index 500                 2,614,215      (8,622)  (200,572)    26,712   362,115   2,793,848

MFS:
  Capital Opportunities     1,049,829    (120,093)   (87,023)    30,250   349,657   1,222,620
  Emerging Growth             559,903     (20,168)   (47,584)    14,911   403,934     910,996
  Global Governments          251,585      (4,658)    (7,420)        43    (7,005)    232,545
  High Income                 433,035     (57,989)    (2,467)    (4,344)    3,280     371,515
  Research                    440,831     (59,642)   (26,720)    10,439    89,324     454,232

Morgan Stanley Dean Witter:
  Emerging Markets Equity      19,154        (558)    (1,993)       395     8,449      25,447
  Fixed Income                112,377     (14,385)     1,930       (379)   (4,294)     95,249

Pioneer:
  Capital Growth              223,405      (5,264)   (15,471)      (215)    8,863     211,318
  Real Estate Growth          496,911     (36,740)   (14,162)   (21,894)  (25,121)    398,994

Scudder:
  Global Discovery             83,880        (486)    (5,928)     1,155    51,278     129,899
  Growth & Income             357,098     (46,165)       298     (8,819)    1,005     303,417
  International               638,032     (42,847)     3,525      3,649   232,095     834,454

T. Rowe Price:
  Equity Income             1,044,009     (48,183)   (13,825)      (963)  (26,502)    954,536
  International Stock       1,161,771      (9,860)   (98,723)    11,708   299,549   1,364,445
  Limited-Term Bond         1,356,288     (89,913)   (29,015)    (2,346)  (22,847)  1,212,167
  New America Growth          377,002      (9,719)   (28,243)     2,857    30,134     372,031
  Personal Strategy Balanced  361,270     (14,609)    22,289        753     2,658     372,361
                             --------     ---------  -------       ----    ------    --------

                          $27,511,267 $(11,243,842)$(966,330)  $97,978 $2,375,634 $17,774,707
                          =========== ============  ========    ======  =========  ==========

                                       85

                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    By a Resolution adopted May 21, 1996, United of Omaha Life Insurance Company's ("United") Board of Directors provides for indemnification of a director, officer or employee to the full extent of the law. Generally, the Nebraska Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of United if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to United, unless a court determines otherwise.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by United of expenses incurred or paid by a director, officer, or controlling person of United in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

    United represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

    The facing sheet.

    A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

    The Prospectus consisting of 86 pages.

    The undertaking to file reports.

    The Rule 484 Undertaking.

    The Section 26(e) Representation.

    The signatures.

    Written consents of the following persons:

        Independent Auditors (included in Exhibit 7)
        Thomas J. McCusker, Esquire (included in Exhibit 2)
        Robert E. Hupf, F.S.A., M.A.A.A. (included in Exhibit 6)

    The following exhibits:

                                  EXHIBIT INDEX
Exhibit No.    Description of Exhibit
1.A.   (1)     Resolution  of the Board of Directors of United of Omaha Life
               Insurance Company establishing the Variable Account. *

       (2)     None.

       (3)(a) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. *

          (b)  Form of  Broker/Dealer  Supervision  and Sales  Agreement  by and
               between  Mutual  of  Omaha  Investor   Services,   Inc.  and  the
               Broker/Dealer. **

          (c)  Commission Schedule for Policies. ****

       (4)     None.

       (5)(a) Form of Policy for the ULTRALIFE flexible premium variable life insurance policy. ****

          (b)  Forms of Riders to the Policy. ***

       (1)     Optional Paid-Up Life Insurance Rider. *******

       (2)     Systematic Transfer Enrollment Program Endorsement to the Policy.
               ******

       (6)(a) Articles of Incorporation of United of Omaha Life Insurance Company. **

          (b)  Bylaws of United of Omaha Life Insurance Company. *

       (7)     None.

       (8)(a) Participation Agreement by and between United of Omaha Life Insurance Company and the Alger American Fund. **

          (b) Participation Agreement by and between United of Omaha Life Insurance Company and the Insurance Management Series. **

          (c) Participation Agreement by and between United of Omaha Life Insurance Company and the Fidelity VIP Fund and Fidelity VIP Fund
               II. **

          (d) Participation Agreement by and between United of Omaha Life Insurance Company and MFS Variable Insurance Trust. **

          (e) Participation Agreement by and between United of Omaha Life Insurance Company and Pioneer Variable Contracts Trust. **

          (f) Participation Agreement by and between United of Omaha Life Insurance Company and the Scudder Variable Life Investment Fund.
               **

          (g) Participation Agreement by and between United of Omaha Life Insurance Company and T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series. **

          (h) Participation Agreement by and between United of Omaha Life Insurance Company and Morgan Stanley Universal Fund , et. al.
               *****

          (i) Participation Agreement by and between United of Omaha Life Insurance Company and BT Insurance Funds Trust.*********

       (9)     None.

       (10)    Form of  Application  for the  United  of  Omaha  Life  Insurance
               Company  ULTRALIFE   Flexible  Premium  Variable  Life  Insurance
               Policy. ****

       (11)    Issuance, Transfer and Redemption Memorandum ****

2.             Opinion and Consent of Counsel.

3.             Not Applicable.

4.             Not Applicable.

5.             Not Applicable.

6.             Opinion and Consent of Actuary.

7.             Consent of Independent Auditors.

8.             Powers of Attorney.*******


* Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

*** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

***** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 16, 1998 (File No. 33-89848).

****** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. 333-18881).

*******Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on February 12, 1999 (File No. 33-35587).

********Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

*********Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 5 to the Registration Statement of Form S-6 to be signed on its behalf, in the City of Omaha and State of Nebraska, on April 26, 2000.

                  UNITED OF OMAHA SEPARATE ACCOUNT B
                          (Registrant)

                  UNITED OF OMAHA LIFE INSURANCE COMPANY
                          (Depositor)
                                        /s/Thomas J. McCusker
                                        -----------------------
                                       By:  Thomas J. McCusker

As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed by the following persons in the capacities and on the duties indicated:


Signatures                            Title                               Date

_____*____________________            Chairman of the Board,             4/26/00

John W. Weekly                        Chief Executive Officer

_____*____________________            Director, President,               4/26/00

John A. Sturgeon                      Chief Operating Officer

_____*____________________            Treasurer and Comptroller          4/26/00

Tommie Thompson                       (Principal Financial Officer, and
                                      Principal Accounting Officer)

_____*____________________            Director                           4/26/00

Samuel L. Foggie, Sr.
_____*___________________             Director                           4/26/00

Carol B. Hallett

_____*___________________             Director                           4/26/00
Jeffrey M. Heller

_____*__________________              Director                           4/26/00

Thomas W. Osborn
_____*___________________             Director                           4/26/00

Richard J. Sampson
_____*___________________             Director                           4/26/00

Oscar S. Straus II
_____*__________________              Director                           4/26/00
Michael A. Wayne



By:  /s/   Thomas J. McCusker                      Date:  April 26, 2000
     ----------------------------
    Thomas J. McCusker

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 1999, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 5 to the Registration Statement.

                           Registration No. 333 -35587
                                             811-08336




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------




                       UNITED OF OMAHA SEPARATE ACCOUNT B

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY





                                    EXHIBITS





                                       TO

                    THE POST-EFFECTIVE AMENDMENT NO. 5 TO THE
                       REGISTRATION STATEMENT ON FORM S-6

                                      UNDER

                           THE SECURITIES ACT OF 1933






                                 April 26, 2000

                                  EXHIBIT INDEX



2.      Opinion and Consent of Counsel

6.      Opinion and Consent of Actuary

7.      Opinion and Consent of Auditor